Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	TEEKAY CORP
Entity Central Index Key	0000911971
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	72,012,843

Consolidated Statements of Income (Loss) (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income (Loss) [Abstract]
REVENUES	$ 2,068,878	$ 2,172,049	$ 3,229,443
OPERATING EXPENSES
Voyage expenses	245,097	294,091	758,388
Vessel operating expenses (note 15)	630,547	615,764	659,248
Time-charter hire expense	259,117	429,321	612,089
Depreciation and amortization	440,705	437,176	418,802
General and administrative (note 15)	193,743	198,836	221,270
Loss (gain) on sale of vessels and equipment - net of write-downs of intangible assets and vessels and equipment (notes 6 and 18)	49,150	12,629	(50,267)
Goodwill impairment charge (note 6)			334,165
Restructuring charges (note 20)	16,396	14,444	15,629
Total operating expenses	1,834,755	2,002,261	2,969,324
Income from vessel operations	234,123	169,788	260,119
OTHER ITEMS
Interest expense	(136,107)	(141,448)	(290,933)
Interest income	12,999	19,999	97,111
Realized and unrealized (loss) gain on non-designated derivative instruments (note 15)	(299,598)	140,046	(567,074)
Equity (loss) income from joint ventures (note 23)	(11,257)	52,242	(36,085)
Foreign exchange gain (loss) (notes 8 and 15)	31,983	(20,922)	24,727
(Loss) gain on notes repurchase (note 8)	(12,645)	(566)	3,010
Other income (loss) (note 14)	7,527	13,527	(6,945)
Net (loss) income before income taxes	(172,975)	232,666	(516,070)
Income tax recovery (expense) (note 21)	6,340	(22,889)	56,176
Net (loss) income	(166,635)	209,777	(459,894)
Less: Net income attributable to non-controlling interests	(100,652)	(81,365)	(9,561)
Net (loss) income attributable to stockholders of Teekay Corporation	$ (267,287)	$ 128,412	$ (469,455)
Per common share of Teekay Corporation (note 19)
Basic (loss) earnings attributable to stockholders of Teekay Corporation	$ (3.67)	$ 1.77	$ (6.48)
Diluted (loss) earnings attributable to stockholders of Teekay Corporation	$ (3.67)	$ 1.76	$ (6.48)
Cash dividends declared	$ 1.265	$ 1.265	$ 1.1413
Weighted average number of common shares outstanding (note 19)
Basic	72,862,617	72,549,361	72,493,429
Diluted	72,862,617	73,058,831	72,493,429

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current
Cash and cash equivalents (note 8)	$ 779,748	$ 422,510
Restricted cash (note 10)	86,559	36,068
Accounts receivable, including non-trade of $35,960 (2009 - $19,521) and related party balance $nil (2009 - $2,672)	244,879	234,676
Vessels held for sale (notes 11 and 18)	0	10,250
Net investment in direct financing leases (note 9)	26,791	27,210
Prepaid expenses	94,282	96,549
Current portion of derivative assets (note 15)	27,215	29,996
Other assets	2,616	2,701
Total current assets	1,262,090	859,960
Restricted cash - non-current (note 10)	489,712	579,243
Vessels and equipment (note 8)
At cost, less accumulated depreciation of $1,997,411 (2009 - $1,673,380)	5,692,812	5,793,864
Vessels under capital leases, at cost, less accumulated amortization of $172,113 (2009 - 138,569) (note 10)	880,576	903,521
Advances on newbuilding contracts (note 16a)	197,987	138,212
Total vessels and equipment	6,771,375	6,835,597
Net investment in direct financing leases - non-current (note 9)	460,725	485,202
Marketable securities	21,380	18,904
Loans to joint ventures and joint venture partners, bearing interest between 4.4% to 8.0%	32,750	26,416
Derivative assets (note 15)	55,983	18,119
Deferred income tax asset (note 21)	17,001	6,516
Investment in joint ventures (notes 16b and 23)	207,633	139,790
Investment in term loans (note 4)	116,014	0
Other non-current assets	117,351	130,624
Intangible assets - net (note 6)	155,893	213,870
Goodwill (note 6)	203,191	203,191
Total assets	9,911,098	9,517,432
Current
Accounts payable	44,990	57,242
Accrued liabilities (note 7)	377,119	308,122
Current portion of derivative liabilities (note 15)	144,111	143,770
Current portion of long-term debt (note 8)	276,508	231,209
Current obligation under capital leases (note 10)	267,382	41,016
Current portion of in-process revenue contracts (note 6)	43,469	56,758
Loans from joint venture partners	59	1,294
Total current liabilities	1,153,638	839,411
Long-term debt, including amounts due to joint venture partners of $13,282 (2009 - $16,410) (note 8)	4,155,556	4,187,962
Long-term obligation under capital leases (note 10)	470,752	743,254
Derivative liabilities (note 15)	387,124	215,709
Deferred income tax liability (note 21)	0	11,628
Asset retirement obligation	23,018	22,092
In-process revenue contracts (note 6)	152,637	187,602
Other long-term liabilities (note 21)	194,640	214,104
Total liabilities	6,537,365	6,421,762
Commitments and contingencies (notes 9, 10, 15 and 16)
Redeemable non-controlling interest (note 16d)	41,725	0
Equity
Common stock and additional paid-in capital ( $0.001 par value; 725,000,000 shares authorized; 72,012,843 shares outstanding (2009 - 72,694,345); 73,749,793 shares issued (2009 - 73,193,545)) (note 12)	672,684	656,193
Retained earnings	1,313,934	1,585,431
Non-controlling interest	1,353,561	855,580
Accumulated other comprehensive loss (note 1)	(8,171)	(1,534)
Total equity	3,332,008	3,095,670
Total liabilities and equity	$ 9,911,098	$ 9,517,432

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current
Accounts receivable, including non-trade	$ 35,960	$ 19,521
Accounts receivable, including related party balance	0	2,672
Vessels and equipment (note 8)
Accumulated depreciation on vessels and equipment	1,997,411	1,673,380
Accumulated depreciation on vessels under capital leases	172,113	138,569
Minimum interest on joint venture loans	0.044	0.044
Maximum interest on joint venture loans	0.08	0.08
Current
Amounts due to joint venture partners	$ 13,282	$ 16,410
Equity
Common stock, par value	$ 0.001	$ 0.001
Common stock, share authorized	725,000,000	725,000,000
Common stock, share issued	73,749,793	73,193,545
Common stock, share outstanding	72,012,843	72,694,345

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES
Net (loss) income	$ (166,635)	$ 209,777	$ (459,894)
Non-cash items:
Depreciation and amortization	440,705	437,176	418,802
Amortization of in-process revenue contracts	(48,254)	(75,977)	(74,425)
Gain on sale of marketable securities	(1,805)		(4,576)
Gain on sale of vessels and equipment	(2,012)	(27,683)	(100,392)
Write-down of marketable securities			20,157
Write-down for impairment of goodwill			334,165
Write-down of intangible assets and other	31,730	16,105	9,748
Write-down of vessels and equipment	19,432	24,221	40,377
Loss on repurchase of notes	12,645	566	1,310
Equity loss (income), net of dividends received	11,257	(49,299)	30,352
Income tax (recovery) expense	(6,340)	22,889	(56,176)
Employee stock option compensation	15,264	11,255	14,117
Unrealized foreign exchange (gain) loss	(21,427)	16,605	(54,797)
Unrealized loss (gain) on derivative instruments	140,187	(293,174)	530,283
Other	(929)	5,140	4,917
Change in operating assets and liabilities (note 17a)	45,415	148,655	(28,816)
Expenditures for drydocking	(57,483)	(78,005)	(101,511)
Net operating cash flow	411,750	368,251	523,641
FINANCING ACTIVITIES
Proceeds from issuance of long-term debt (note 8)	1,769,742	1,194,037	2,208,715
Debt issuance costs	(14,471)	(11,745)	(8,425)
Scheduled repayments of long-term debt	(210,025)	(156,315)	(328,570)
Prepayments of long-term debt	(1,536,587)	(1,583,852)	(1,306,309)
Repayments of capital lease obligations	(38,958)	(37,248)	(33,176)
Proceeds from loans from joint venture partner	1,182	649	26,338
Repayment of loans from joint venture partner	(1,235)	(24,140)	(4,104)
Decrease in restricted cash (note 10)	30,291	38,953	23,955
Net proceeds from issuance of Teekay LNG Partners L.P. units (note 5)	50,000	158,996	148,345
Net proceeds from issuance of Teekay Offshore Partners L.P. units (note 5)	392,944	102,009	141,484
Net proceeds from issuance of Teekay Tankers Ltd. shares (note 5)	202,698	65,556
Issuance of Common Stock upon exercise of stock options	5,735	2,007	4,224
Repurchase of Common Stock	(40,111)		(20,512)
Distribution from subsidiaries to non-controlling interests	(159,808)	(109,942)	(91,794)
Cash dividends paid	(92,695)	(91,747)	(82,877)
Other financing activities			(1,210)
Net financing cash flow	358,702	(452,782)	676,084
INVESTING ACTIVITIES
Expenditures for vessels and equipment	(343,091)	(495,214)	(716,765)
Proceeds from sale of vessels and equipment	70,958	219,834	331,611
Purchase of marketable securities			(542)
Proceeds from sale of marketable securities	565		11,058
Proceeds from sale of interest in Swift Product Tanker Pool (note 18a)			44,377
Acquisition of additional 35.3% of Teekay Petrojarl ASA (note 3)			(304,949)
Investment in term loans (note 4)	(115,575)
Investment in joint ventures (note 23)	(45,480)	(7,426)	(1,204)
Advances to joint ventures and joint venture partners	(5,447)	(1,369)	(229,940)
Investment in direct financing lease assets	(886)	(25,526)	(535)
Direct financing lease payments received	25,782	1,084	22,203
Other investing activities	(40)	1,493	16,453
Net investing cash flow	(413,214)	(307,124)	(828,233)
Increase (decrease) in cash and cash equivalents	357,238	(391,655)	371,492
Cash and cash equivalents, beginning of the year	422,510	814,165	442,673
Cash and cash equivalents, end of the year	$ 779,748	$ 422,510	$ 814,165

Consolidated Statements of Changes In Total Equity (USD $) In Thousands	TOTAL EQUITY Thousands of Shares of Common Stock Outstanding	TOTAL EQUITY Common Stock and Additional Paid-in Capital	TOTAL EQUITY Retained Earnings	TOTAL EQUITY Accumulated Other Comprehensive Income (Loss)	TOTAL EQUITY Non- controlling Interest	Total
Balance at Dec. 31, 2007		$ 628,786	$ 2,022,601	$ 4,567	$ 544,339	$ 3,200,293
Balance, shares at Dec. 31, 2007	72,772
Net (loss) income			(469,455)		9,561	(459,894)
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities				(21,449)		(21,449)
Pension adjustments, net of taxes				(17,060)	(1,058)	(18,118)
Unrealized (loss) gain on qualifying cash flow hedging instruments				(86,333)	(9,077)	(95,410)
Reclassification adjustment for loss on marketable securities				14,123		14,123
Realized net loss on qualifying cash flow hedging instruments				24,091	424	24,515
Comprehensive loss/income					(150)	(556,233)
Dividends declared			(82,889)		(91,794)	(174,683)
Reinvested dividends		12				12
Reinvested dividends, shares	1
Exercise of stock options		4,224				4,224
Exercise of stock options, shares	179
Issuance of Common Stock		1,252				1,252
Issuance of Common Stock, shares	59
Repurchase of Common Stock (note 12)		(4,228)	(16,284)			(20,512)
Repurchase of Common Stock (note 12), shares	(499)
Employee stock option compensation (note 12)		12,865				12,865
Petrojarl acquisition and other					(99,047)	(99,047)
Dilution gains on public offerings of Teekay Offshore and Teekay LNG (note 5)			53,644			53,644
Addition of non-controlling interest from unit and share issuances and other issuances of subsidiaries and other					230,590	230,590
Balance at Dec. 31, 2008		642,911	1,507,617	(82,061)	583,938	2,652,405
Balance, shares at Dec. 31, 2008	72,512
Net (loss) income			128,412		81,365	209,777
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities				5,837		5,837
Pension adjustments, net of taxes				13,044		13,044
Unrealized (loss) gain on qualifying cash flow hedging instruments				39,279	6,715	45,994
Realized net loss on qualifying cash flow hedging instruments				22,367	2,280	24,647
Comprehensive loss/income					90,360	299,299
Dividends declared			(91,767)		(109,942)	(201,709)
Reinvested dividends		20				20
Reinvested dividends, shares	2
Exercise of stock options		2,007				2,007
Exercise of stock options, shares	180
Employee stock option compensation (note 12)		11,255				11,255
Dilution gains on public offerings of Teekay Offshore and Teekay LNG (note 5)			41,169			41,169
Addition of non-controlling interest from unit and share issuances and other issuances of subsidiaries and other					291,224	291,224
Balance at Dec. 31, 2009		656,193	1,585,431	(1,534)	855,580	3,095,670
Balance, shares at Dec. 31, 2009	72,694
Net (loss) income			(267,287)		99,854	(167,433)
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities				2,333		2,333
Realized gain on marketable securities				(1,097)		(1,097)
Pension adjustments, net of taxes				(7,245)		(7,245)
Unrealized (loss) gain on qualifying cash flow hedging instruments				(2,639)	(920)	(3,559)
Realized net loss on qualifying cash flow hedging instruments				2,011	1,029	3,040
Comprehensive income (loss)					99,963	(173,961)
Dividends declared			(92,736)		(159,808)	(252,544)
Reinvested dividends		41				41
Reinvested dividends, shares	2
Exercise of stock options		5,735				5,735
Exercise of stock options, shares	555
Repurchase of Common Stock (note 12)		(10,610)	(29,501)			(40,111)
Repurchase of Common Stock (note 12), shares	(1,238)
Employee stock option compensation (note 12)		21,325				21,325
Dilution gains on public offerings of Teekay Offshore and Teekay LNG (note 5)			123,203			123,203
Dilution loss on initiation of majority owned subsidiary (note 16d)			(5,176)		(2,256)	(7,432)
Addition of non-controlling interest from unit and share issuances and other issuances of subsidiaries and other					560,082	560,082
Balance at Dec. 31, 2010		$ 672,684	$ 1,313,934	$ (8,171)	$ 1,353,561	$ 3,332,008
Balance, shares at Dec. 31, 2010	72,013

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Comprehensive Income (Loss) [Abstract]
Net (loss) income	$ (166,635)	$ 209,777	$ (459,894)
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	2,333	5,837	(21,449)
Realized gain on marketable securities	(1,097)
Reclassification adjustment for loss on marketable securities			14,123
Pension adjustments, net of taxes	(7,245)	13,044	(18,118)
Unrealized (loss) gain on qualifying cash flow hedging instruments	(3,559)	45,994	(95,410)
Realized net loss on qualifying cash flow hedging instruments	3,040	24,647	24,515
Other comprehensive income (loss)	(6,528)	89,522	(96,339)
Comprehensive (loss) income	(173,163)	299,299	(556,233)
Less: Comprehensive loss (income) attributable to non-controlling interests	(100,761)	(90,360)	150
Comprehensive (loss) income attributable to stockholders of Teekay Corporation	$ (273,924)	$ 208,939	$ (556,083)

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1.	Summary of Significant Accounting Policies
Basis of presentation
The consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of The Republic of the Marshall Islands, and its wholly-owned or controlled subsidiaries (collectively, the Company). Significant intercompany balances and transactions have been eliminated upon consolidation.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Given the current credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts.
Certain of the comparative figures have been reclassified to conform with the presentation adopted in the current period, primarily relating to the reclassification at December 31, 2009 of unrecognized tax benefits of  $40.9 million from accrued liabilities to other long-term liabilities and the reclassification of vessel inventory of  $5.8 million from other current assets to prepaid expenses in the consolidated balance sheets. Also the reclassification of certain crew training expenses of  $13.6 million and  $19.3 million, respectively, for the years ended December 31, 2009 and 2008 from general and administrative expenses to vessel operating expenses in the consolidated statements of income (loss).
Reporting currency
The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is U.S. Dollars because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income (loss).
Operating revenues and expenses
The Company recognizes revenues from time-charters and bareboat charters daily over the term of the charter as the applicable vessel operates under the charter. The Company does not recognize revenue during days that the vessel is offhire. When the time-charter contains a profit-sharing agreement, the Company recognizes the profit-sharing or contingent revenue only after meeting the profit sharing or other contingent threshold. All revenues from voyage charters are recognized on a percentage of completion method. The Company uses a discharge-to-discharge basis in determining percentage of completion for all spot voyages and voyages servicing contracts of affreightment, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. Revenues from floating production storage and offtake (or FPSO) service contracts are recognized as service is performed. Certain of the Company’s FPSO units receive incentive-based revenue, which is recognized when earned by fulfillment of the applicable performance criteria. The consolidated balance sheets reflect the deferred portion of revenues and expenses, which will be earned in subsequent periods.
Revenues and voyage expenses of the Company’s vessels operating in pool arrangements with unrelated parties are pooled with the revenues and voyage expenses of other pool participants. The resulting net pool revenues, calculated on the time-charter-equivalent basis, are allocated to the pool participants according to an agreed formula. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.
Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.
Cash and cash equivalents
The Company classifies all highly liquid investments with a maturity date of three months or less at inception as cash equivalents.
Accounts receivable and allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There are no significant amounts recorded as allowance for doubtful accounts as at December 31, 2010, 2009, and 2008.
Marketable securities
The Company’s investments in marketable securities are classified as available-for-sale securities and are carried at fair value. Net unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive income (loss). Realized gains and losses on available-for-sale securities are computed based upon the historical cost of these securities applied using the weighted-average historical cost method.
The Company analyzes its available-for-sale securities for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment. The Company records an impairment charge through current-period earnings and adjusts the cost basis for such other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within a three-month period after the measurement date, unless there are mitigating factors that indicate an impairment charge through earnings may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the security.
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.
Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for crude oil tankers, 25 to 30 years for FPSO units and 35 years for liquefied natural gas (or LNG) and liquefied petroleum gas (or LPG) carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years or 35 years, respectively. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of drydocking expenditures, for the years ended December 31, 2010, 2009 and 2008 aggregated  $355.5 million,  $362.3 million and  $340.7 million, respectively, of which  $33.5 million,  $31.6 million and  $31.6 million relate to amortization of vessels accounted for as capital leases.
Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.
Interest costs capitalized to vessels and equipment for the years ended December 31, 2010, 2009, and 2008, aggregated  $14.0 million,  $14.0 million and  $32.5 million, respectively.
Generally, the Company drydocks each vessel every two and a half to five years. The Company capitalizes a substantial portion of the costs incurred during drydocking and amortizes those costs on a straight-line basis over its estimated useful life, which typically is from the completion of a drydocking or intermediate survey to the estimated completion of the next drydocking. The Company includes in capitalized drydocking those costs incurred as part of the drydock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during drydocking, and for annual class survey costs on the Company’s FPSO units. Amortization of drydocking expenditures for the years ended December 31, 2010, 2009 and 2008, aggregated  $86.1 million,  $62.0 million and  $42.4 million, respectively.
Drydocking activity for the three years ended December 31, 2010, 2009, and 2008, is summarized as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$

Balance at beginning of the year	172,053	154,613	98,925
Costs incurred for drydocking	57,156	79,482	98,092
Drydocking amortization	(86,106)	(62,042)	(42,404)

Balance at end of the year	143,103	172,053	154,613

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. Estimated fair value is determined based on discounted cash flows or appraised values depending on the nature of the asset.
Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale and lease-back is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.
Direct financing leases and other loan receivables
The Company employs two vessels on long-term time charters, a floating storage and offtake (or FSO) unit, and assembles, installs, operates and leases equipment that reduces volatile organic compound emissions (or VOC Equipment) during loading, transportation and storage of oil and oil products, all of which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.
The Company’s investments in loan receivables are recorded at cost. The premium paid over the outstanding principal amount, if any, is amortized to interest income over the term of the loan using the effective interest rate method. The Company analyzes its loans for impairment during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor, and any information provided by the debtor regarding its ability to repay the loan. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statement of income (loss).
The following table contains a summary of the Company’s financing receivables by type of borrower and the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis.

			December 31, 2010
Class of Financing Receivable	Credit Quality Indicator	Grade	$
Direct financing leases	Payment activity	Performing	487,516
Other loan receivables
Investment in term loans and interest receivable	Collateral	Performing	117,825
Loans to joint ventures — current and long-term	Other internal metrics	Performing	33,932
Long-term receivable included in other assets	Payment activity	Performing	410

			639,683

Investment in joint ventures
The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statement of income (loss).
Debt issuance costs
Debt issuance costs, including fees, commissions and legal expenses, are deferred and presented as other non-current assets. Debt issuance costs of revolving credit facilities are amortized on a straight-line basis over the term of the relevant facility. Debt issuance costs of term loans are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.
Derivative instruments
All derivative instruments are initially recorded at cost as either assets or liabilities in the accompanying consolidated balance sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company generally does not apply hedge accounting to its derivative instruments, except for certain foreign exchange currency contracts (See Note 15).
When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.
For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive income (loss) in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statement of income (loss). The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings item in the consolidated statement of income (loss). If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. general and administrative expense) item in the consolidated statement of income (loss). If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statement of income (loss).
For derivative financial instruments that are not designated or that do not qualify as hedges under FASB ASC 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, capital lease obligations, restricted cash deposits, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign exchange currency forward contracts are recorded in realized and unrealized gain (loss) on non-designated derivative instruments. Gains and losses from the Company’s hedge accounted foreign currency forward contracts are recorded primarily in vessel operating expenses and general and administrative expense. Gains and losses from the Company’s non-designated cross currency swap are recorded in foreign currency exchange (loss) gain in the consolidated statements of income (loss).
Goodwill and intangible assets
Goodwill and indefinite-lived intangible assets are not amortized, but reviewed for impairment annually or more frequently if impairment indicators arise. A fair value approach is used to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Reporting units may be operating segments as a whole or an operation one level below an operating segment, referred to as a component. Intangible assets with finite lives are amortized over their useful lives. Intangible assets with finite lives are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.
The Company’s intangible assets consist primarily of acquired time-charter contracts, contracts of affreightment, vessel purchase options, and a Suezmax tanker pool agreement. The value ascribed to the time-charter contracts and contracts of affreightment are being amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts. The value ascribed to the Suezmax tanker pool agreement is being amortized on a straight-line basis over the expected term of the agreement.
Asset retirement obligation
The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates, which is anticipated no later than 2014. The ARO will be covered in part by contractual payments from FPSO contract counterparties.
The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. As at December 31, 2010, the ARO and associated receivable which is recorded in other non-current assets from third parties were  $23.0 million and  $6.8 million, respectively (2009 —  $22.1 million and  $6.5 million, respectively).
Repurchase of common stock
The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.
Issuance of shares or units by subsidiaries
The Company accounts for dilution gains or losses from the issuance of shares or units by its subsidiaries as an adjustment to retained earnings.
Share-based compensation
The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award. Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards are substantially reflected in general and administrative expense.
In 2005, the Company adopted the Vision Incentive Plan (or the VIP) to reward exceptional corporate performance and shareholder returns. This plan was designed to result in an award pool for senior management based on the following two measures: (a) economic profit from 2005 to 2010; and (b) market value added from 2001 to 2010. In 2008, an interim distribution was made to certain participants with a value of  $13.3 million, paid in March 2008 in restricted stock units, with vesting of the interim distribution in three equal amounts on November 2008, November 2009 and November 2010. In September 2009, 187,400 restricted stock units, with a two-year bullet vesting, were granted as the June 2009 New Participants Reserve Pool allocation under the VIP. The Plan terminated on December 31, 2010 and no final award was granted to participants. During the year ended December 31, 2010, the Company recorded an expense (recovery) from the VIP of  $2.4 million ( $0.6 million — 2009 and  $(23.6) million — 2008), which is included in general and administrative expense. As at December 31, 2010 and 2009, there was no VIP liability.
Income taxes
The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.
Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements based on GAAP guidance. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.
The Company believes that it and its subsidiaries are not subject to taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.
Accumulated other comprehensive (loss) income
As at December 31, 2010, 2009, and 2008, the Company’s accumulated other comprehensive (loss) income consisted of the following components:

	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$
Unrealized gain (loss) on derivative instruments	2,307	2,923	(58,723)
Pension adjustments, net of tax recoveries of $728 (2009 — $925, 2008 — $3,585)	(17,551)	(10,294)	(23,338)
Unrealized gain on available for sale marketable securities	7,073	5,837	—

	(8,171)	(1,534)	(82,061)

Employee pension plans
The Company has several defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. The Company also has a number of defined benefit pension plans covering certain of its employees. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans are recognized as assets or liabilities in the consolidated balance sheet. The Company recognizes as a component of other comprehensive income (loss) the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs.
Earnings per common share
The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method.
Adoption of new accounting pronouncements
In January 2010, the Company adopted an amendment to Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 810, Consolidations that eliminates certain exceptions to consolidating qualifying special-purpose entities, contains new criteria for determining the primary beneficiary, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a variable interest entity. This amendment also contains a new requirement that any term, transaction, or arrangement that does not have a substantive effect on an entity’s status as a variable interest entity, a company’s power over a variable interest entity, or a company’s obligation to absorb losses or its right to receive benefits of an entity must be disregarded. The elimination of the qualifying special-purpose entity concept and its consolidation exceptions means more entities will be subject to consolidation assessments and reassessments. During February 2010, the scope of the revised standard was modified to indefinitely exclude certain entities from the requirement to be assessed for consolidation. The adoption of this amendment did not have an impact on the Company’s consolidated financial statements.
In July 2010, the FASB issued an amendment to FASB ASC 310, Receivables, that requires companies to provide more information in their disclosures about the credit quality of their financing receivables and the credit reserves held against them. The Company adopted this amendment and such disclosure is included in Note 1.

Segment Reporting	12 Months Ended
Dec. 31, 2010
Segment Reporting [Abstract]
Segment Reporting
2.	Segment Reporting
The Company is primarily engaged in the international marine transportation of crude oil and clean petroleum products through the operation of its tankers, and of LNG and LPG through the operation of its tankers and LNG and LPG carriers, and in the offshore processing and storage of crude oil. The Company’s revenues are earned in international markets.
The Company has five operating segments and four reportable segments: its shuttle tanker and FSO segment (or Teekay Navion Shuttle Tankers and Offshore), its floating production, storage and offloading (or FPSO) segment (or Teekay Petrojarl), its liquefied gas segment (or Teekay Gas Services) and its conventional tanker segment (or Teekay Tanker Services). The Company’s shuttle tanker and FSO segment consists of shuttle tankers and FSO units. The Company’s FPSO segment consists of FPSO units and other vessels used to service its FPSO contracts. The Company’s liquefied gas segment consists of LNG and LPG carriers. The Company’s conventional tanker segment consists of conventional crude oil and product tankers that: are subject to long-term, fixed-rate time-charter contracts, which have an original term of one year or more; operate in the spot tanker market; or are subject to time-charters or contracts of affreightment that are priced on a spot-market basis or are short-term, fixed-rate contracts, which have an original term of less than one year. Segment results are evaluated based on income from vessel operations. The accounting policies applied to the reportable segments is the same as those used in the preparation of the Company’s consolidated financial statements.
The following tables present results for these segments for the years ended December 31, 2010, 2009 and 2008.

	Shuttle
	Tanker and		Liquefied	Conventional
	FSO	FPSO	Gas	Tanker
Year ended December 31, 2010	Segment	Segment	Segment	Segment	Total

Revenues (1)	622,195	463,931	248,378	734,374	2,068,878
Voyage expenses	111,003	—	29	134,065	245,097
Vessel operating expenses	182,614	209,283	46,497	192,153	630,547
Time-charter hire expense	89,768	—	—	169,349	259,117
Depreciation and amortization	127,438	95,784	62,904	154,579	440,705
General and administrative (2)	51,281	42,714	20,147	79,601	193,743
Loss (gain) on sale of vessels and equipment, net of write-downs of intangible assets and vessels and equipment	19,480	—	(4,340)	34,010	49,150
Restructuring charges	704	—	394	15,298	16,396

Income (loss) from vessel operations	39,907	116,150	122,747	(44,681)	234,123

Segment assets	1,811,186	1,185,017	2,869,713	2,691,407	8,557,323

	Shuttle
	Tanker and		Liquefied	Convetional
	FSO	FPSO	Gas	Tanker
Year ended December 31, 2009	Segment	Segment	Segment	Segment	Total

Revenues	583,320	390,576	246,472	951,681	2,172,049
Voyage expenses	86,499	—	1,018	206,574	294,091
Vessel operating expenses	173,463	200,856	50,704	190,741	615,764
Time charter hire expense	113,786	—	—	315,535	429,321
Depreciation and amortization	122,630	102,316	59,868	152,362	437,176
General and administrative (2)	50,923	34,276	20,007	93,630	198,836
Loss on sale of vessels and equipment, net of write-downs of intangible assets and vessels and equipment	1,902	—	—	10,727	12,629
Restructuring charges	7,032	—	4,177	3,235	14,444

Income (loss) from vessel operations	27,085	53,128	110,698	(21,123)	169,788

Segment assets	1,670,921	1,227,438	2,862,534	2,879,422	8,640,315

	Shuttle
	Tanker and		Liquefied	Conventional
	FSO	FPSO	Gas	Tanker
Year ended December 31, 2008	Segment	Segment	Segment	Segment	Total

Revenues	705,461	383,752	221,930	1,918,300	3,229,443
Voyage expenses	171,599	—	1,009	585,780	758,388
Vessel operating expenses	177,925	220,475	50,100	210,748	659,248
Time charter hire expense	134,100	—	—	477,989	612,089
Depreciation and amortization	117,198	91,734	58,371	151,499	418,802
General and administrative (2)	51,973	47,441	21,157	100,699	221,270
Goodwill impairment charge	—	334,165	—	—	334,165
(Gain) loss on sale of vessels and equipment, net of write-downs of vessels and equipment	(3,771)	12,019	—	(58,515)	(50,267)
Restructuring charges	10,645	—	634	4,350	15,629

Income (loss) from vessel operations	45,792	(322,082)	90,659	445,750	260,119

Segment assets	1,722,432	1,334,642	2,919,194	2,887,129	8,863,397

(1)	FPSO segment includes $59.2 million in revenue for the year ended December 31, 2010, related to operations in previous years as a result of executing a contract amendment in March 2010.

(2)	Includes direct general and administrative expenses and indirect general and administrative expenses (allocated to each segment based on estimated use of corporate resources).
A reconciliation of total segment assets to amounts presented in the accompanying consolidated balance sheets is as follows:

	December 31, 2010	December 31, 2009
	$	$
Total assets of all segments	8,557,323	8,640,315
Cash	779,748	422,510
Accounts receivable and other assets	574,027	454,607

Consolidated total assets	9,911,098	9,517,432

The following table presents revenues and percentage of consolidated revenues for customers that accounted for more than 10% of the Company’s consolidated revenues during the periods presented.

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
(U.S. dollars in millions)	2010	2009	2008
Statoil ASA (1) (3)	$330.4 or 16%	$346.6 or 16%	$508.8 or 16%
Petroleo Brasileiro SA (1) (3)	$226.0 or 11%	$217.9 or 10%	$225.7(4)
BP PLC (2)(3)	$222.2 or 11%	$152.0(4)	$149.7(4)

(1)	Shuttle tanker and FSO, FPSO and conventional tanker segments

(2)	Shuttle tanker and FSO, FPSO, liquefied gas and conventional tanker segments

(3)	Statoil ASA, Petroleo Brasileiro SA and BP PLC are international oil companies

(4)	Less than 10%

Acquisition of Additional 35.3% of Teekay Petrojarl ASA	12 Months Ended
Dec. 31, 2010
Acquisition of Additional 35.3% of Teekay Petrojarl ASA [Abstract]
Acquisition of Additional 35.3% of Teekay Petrojarl ASA
3.	Acquisition of Additional 35.3% of Teekay Petrojarl ASA
As of October 1, 2006, the Company acquired a 64.7% interest in Petrojarl ASA (subsequently renamed Teekay Petrojarl AS, or Teekay Petrojarl). In June and July 2008, the Company acquired the remaining 35.3% interest (26.5 million common shares) in Teekay Petrojarl for a total purchase price of  $304.9 million. This remaining interest was paid in cash. As a result of these transactions, the Company owns 100% of Teekay Petrojarl. The acquisition of the remaining 35.3% interest has been accounted for using the purchase method of accounting, based upon estimates of fair value. As of the date of the acquisition of the non-controlling interest in Teekay Petrojarl, the historical cost basis of the non-controlling interest was reduced to the extent of the percentage interest sold and the assets and liabilities of Teekay Petrojarl were adjusted to fair value, for the share Teekay Petrojarl acquired. The difference between these adjustments and the purchase price was allocated to goodwill.
The following table summarizes the changes to the carrying values of Teekay Petrojarl as a result of the acquisition of the remaining 35.3% of Teekay Petrojarl:

At June 30,
2008
$
ASSETS
Vessels and equipment	211,021
Other assets — long-term	(3,575)
Intangible assets subject to amortization	353
Goodwill (FPSO segment)	105,842

Total assets	313,641

LIABILITIES
In-process revenue contracts	(108,138)
Other long-term liabilities	(2,859)

Total liabilities	(110,997)

Non-controlling interest	102,305

Purchase price	304,949

Investment in Term Loans	12 Months Ended
Dec. 31, 2010
Investment in Term Loans [Abstract]
Investment in Term Loans
4.	Investment in Term Loans
On July 16, 2010, the Company’s subsidiary Teekay Tankers Ltd. (or Teekay Tankers) acquired two term loans with a total principal amount outstanding of  $115.0 million for a total cost of  $115.6 million (the Loans). The Loans bear interest at an annual interest rate of 9% per annum and includes a repayment premium feature which provides a total investment yield of approximately 10% per annum. As at December 31, 2010 and 2009,  $1.8 million and  $nil, respectively, were recorded as accounts receivable from the investment in these term loans. The 9% interest income is received in quarterly installments and the Loans and repayment premium are payable in full at maturity in July 2013 where the repayment premium of 3% is calculated on the Loan outstanding at the time of maturity. As at December 31, 2010 and 2009, the repayment premium included in the principal balance was  $0.5 million and  $nil, respectively. The interest income is included in revenues in the consolidated statements of income (loss). The Loans are collateralized by first-priority mortgages on two 2010-built Very Large Crude Carriers (or VLCCs) owned by a ship-owner based in Asia, together with other related collateral. The Loans may be repaid prior to maturity, at the option of the borrower.

Equity Offerings by Subsidiaries	12 Months Ended
Dec. 31, 2010
Equity Offerings by Subsidiaries [Abstract]
Equity Offerings by Subsidiaries
5.	Equity Offerings by Subsidiaries
In March 2010, Teekay’s subsidiary, Teekay Offshore Partners L.P. (or Teekay Offshore), completed a public offering of 5.1 million common units (including 660,000 units issued upon the exercise of the underwriter’s overallotment option) at a price of  $19.48 per unit, for total gross proceeds of  $100.6 million (including the general partner’s  $2.0 million proportionate capital contribution). In August 2010, Teekay Offshore completed a public offering of 6.0 million common units (including 787,500 common units issued upon the exercise of the underwriter’s overallotment option) at a price of  $22.15 per unit, for total gross proceeds of  $136.5 million (including the general partner’s  $2.7 million proportionate capital contribution). In December 2010, Teekay Offshore completed a public offering of 6.4 million common units (including 840,000 common units issued upon the exercise of the underwriter’s overallotment option) at a price of  $27.84 per unit, for gross proceeds of  $182.9 million (including the general partner’s  $3.7 million proportionate capital contribution). As a result of the three offerings, Teekay’s ownership of Teekay Offshore was reduced to 28.3% (including the Company’s 2% general partner interest) as of December 31, 2010. Teekay maintains control of Teekay Offshore by virtue of its control of the general partner and continues to consolidate this subsidiary.
In April 2010, Teekay Tankers completed a public offering of 8.8 million common shares of its Class A Common Stock (including 1,079,000 commons shares issued upon the partial exercise of the underwriter’s overallotment option) at a price of  $12.25 per share, for gross proceeds of  $107.5 million. Teekay Tankers concurrently issued to Teekay 2.6 million unregistered shares of Class A Common Stock at the April 2010 offering price as partial consideration for vessel acquisitions. In October 2010, Teekay Tankers completed a public offering of approximately 8.6 million common shares of its Class A Common Stock (including 395,000 common shares issued upon the partial exercise of the underwriter’s overallotment option) at a price of  $12.15 per share, for gross proceeds of approximately  $104.4 million. As a result of the two offerings and the issuance of unregistered shares to Teekay, the Company’s ownership of Teekay Tankers was reduced to 31.0% as of December 31, 2010. Teekay maintains voting control of Teekay Tankers through its ownership of shares of Teekay Tankers’ Class A and Class B common stock and continues to consolidate this subsidiary. See Note 25(b) to these consolidated financial statements for information relating to an equity offering by Teekay Tankers in February 2011.
In July 2010, Teekay’s subsidiary, Teekay LNG Partners L.P. (or Teekay LNG), completed a direct equity placement of 1.7 million common units at a price of  $29.18 per unit, for gross proceeds (including the general partner’s  $1.0 proportionate capital contribution) of approximately  $51 million. In November 2010, Teekay LNG issued to Exmar NV 1.1 million common units at a price of  $35.44 per unit, for gross proceeds of  $37.3 million (including the general partner’s  $0.7 proportionate capital contribution). As a result, Teekay’s ownership of Teekay LNG was reduced to 46.8% (including the Company’s 2% general partner interest) as of December 31, 2010. Teekay maintains control of Teekay LNG by virtue of its control of the general partner and continues to consolidate this subsidiary. See Note 25(e) to these consolidated financial statements for information relating to an equity offering by Teekay LNG in April 2011.
As a result of the 2010 offerings, direct equity placement, and unit issuance to Exmar NV, the Company recorded increases to retained earnings of  $84.9 million,  $20.6 million, and  $17.7 million, respectively, which represents Teekay’s dilution gains from the issuance of units and shares in Teekay Offshore, Teekay LNG and Teekay Tankers, during the year ended December 31, 2010.
In August 2009, Teekay Offshore completed a public offering of 7.5 million common units (including 975,000 units issued upon the exercise in full of the underwriter’s overallotment option) at a price of  $14.32 per unit. In June 2009, Teekay Tankers completed a public offering of 7.0 million shares of its Class A Common Stock at a price of  $9.80 per share. In March 2009, Teekay LNG completed a public offering of 4.0 million common units at a price of  $17.60 per unit. In November 2009, Teekay LNG completed a public offering of 4.0 million common units (including 450,650 units issued upon the exercise of the underwriter’s overallotment option) at a price of  $24.40 per unit. As a result of the 2009 offerings, Teekay recorded increases to retained earnings of  $26.9,  $12.6 million, and  $1.7 million, respectively, which represents the Teekay’s dilution gains from the issuance of units and shares in Teekay Offshore, Teekay LNG and Teekay Tankers during the year ended December 31, 2009.
In April 2008, Teekay LNG completed a public offering of 5.4 million common units (including 375,000 units issued upon the exercise of the underwriter’s overallotment option) at a price of  $28.75 per unit. Concurrent with this public offering, Teekay acquired 1.74 million common units of Teekay LNG at the same public offering price for a total cost of  $50.0 million. In June 2008, Teekay Offshore completed a public offering of 10.3 million common units at a price of  $20.00 per unit. In July 2008, the underwriters exercised their over-allotment option and purchased 375,000 common units. As a result of the 2008 offerings, Teekay recorded increases to retained earnings of  $23.8 million and  $29.8 million, respectively, which represents the Teekay’s dilution gains from the issuance of units in Teekay LNG and Teekay Offshore, respectively, during the year ended December 31, 2008.
The proceeds received from the public offerings and a direct equity placement are summarized as follows:

	Teekay	Teekay	Teekay	Teekay	Teekay	Teekay	Teekay	Teekay
	Offshore	Tankers	LNG Direct	Offshore	Tankers	LNG	LNG	Offshore
	Follow-on	Follow-on	Equity	Follow-on	Follow-on	Follow-on	Follow-on	Follow-on
	Offerings	Offerings	Placement	Offering	Offering	Offerings	Offering	Offering
	2010	2010	2010	2009	2009	2009	2008	2008
	$	$	$	$	$	$	$	$
Total proceeds received	419,989	211,977	51,020	107,042	68,600	170,237	208,705	212,500
Less Teekay Corporation portion	(8,400)	—	(1,020)	(2,291)	—	(3,436)	(54,174)	(64,824)
Offering expenses	(18,645)	(9,279)	—	(2,742)	(3,044)	(7,805)	(6,186)	(6,192)

Net proceeds received	392,944	202,698	50,000	102,009	65,556	158,996	148,345	141,484

In connection with Teekay LNG’s initial public offering in May 2005, Teekay entered into an omnibus agreement with Teekay LNG, Teekay LNG’s general partner and others governing, among other things, when the Company and Teekay LNG may compete with each other and to provide the applicable parties certain rights of first offer on LNG carriers and Suezmax tankers. In December 2006, the omnibus agreement was amended in connection with Teekay Offshore’s initial public offering to govern, among other things, when the Company, Teekay LNG and Teekay Offshore may compete with each other and to provide the applicable parties certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, FSO units and FPSO units.
Teekay Tankers is a Marshall Islands corporation formed by the Company to provide international marine transportation of crude oil. The Company owns 31% of the capital stock of Teekay Tankers, including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. Teekay Tankers initially owned a fleet of nine double-hull Aframax-class oil tankers, which it acquired from the Company with net proceeds of its initial public offering and which a wholly owned subsidiary of the Company manages under a mix of spot-market trading and short- or medium-term fixed-rate time-charter contracts. In addition, the Company had offered to Teekay Tankers the opportunity to purchase up to four of its existing Suezmax-class oil tankers, of which all four were sold to Teekay Tankers between April 2008 and October 2010.
Teekay Offshore is a Marshall Islands limited partnership formed by the Company as part of its strategy to expand its operations in the offshore oil marine transportation, production, processing and storage sectors. As of December 31, 2010, Teekay Offshore owned 51% of Teekay Offshore Operating L.P. (or OPCO), including an additional 25% limited partner interest it acquired from Teekay with net proceeds of its 2008 public offering and its 0.01% general partner interest. OPCO owns and operates a fleet of 33 shuttle tankers (including six chartered-in vessels and five vessels owned by 50% owned joint ventures), four FSO vessels, nine conventional oil tankers, and two lightering vessels. Teekay Offshore also owns through wholly-owned subsidiaries two additional shuttle tankers (including one through a 50%-owned joint venture), two FSO units and two FPSO units. All of Teekay Offshore’s and OPCO’s vessels operate under long-term, fixed-rate contracts. As of December 31, 2010, Teekay directly owned the remaining 49% of OPCO and 28.3% of Teekay Offshore, including its 2% general partner interest. As a result, Teekay effectively owned 63.4% of OPCO. Teekay Offshore also has rights to participate in certain FPSO opportunities involving Teekay Petrojarl. See Note 25(d) to these consolidated financial statements for information relating to the Teekay’s sale in March 2011 of its remaining 49% interest in OPCO to Teekay Offshore for a combination of cash and Teekay Offshore common units.
Teekay LNG is a Marshall Islands limited partnership formed by the Company as part of its strategy to expand its operations in the LNG shipping sector. Teekay LNG provides LNG, LPG and crude oil marine transportation services under long-term, fixed-rate contracts with major energy and utility companies through its fleet of LNG and LPG carriers and Suezmax tankers. As of December 31, 2010, Teekay owned a 46.8% interest in Teekay LNG, including common units and its 2% general partner interest.

Goodwill, Intangible Assets and In-Process Revenue Contracts	12 Months Ended
Dec. 31, 2010
Goodwill, Intangible Assets and In-Process Revenue Contracts [Abstract]
Goodwill, Intangible Assets and In-Process Revenue Contracts
6.	Goodwill, Intangible Assets and In-Process Revenue Contracts
Goodwill
The carrying amount of goodwill for the years ended December 31, 2009 and 2010, for the Company’s reportable segments are as follows:

	Shuttle Tanker			Conventional
	and FSO	FPSO	Liquefied Gas	Tanker
	Segment	Segment	Segment	Segment	Total
	$	$	$	$	$
Balance as of December 31, 2009 and 2010	130,908	—	35,631	36,652	203,191

During 2008, management concluded that the carrying value of goodwill in the FPSO segment exceeded its fair value by at least  $334.2 million as of December 31, 2008. As a result, an impairment loss of  $334.2 million was recognized in the Company’s consolidated statements of income (loss) for the year ended December 31, 2008. Fair value was estimated by management using a discounted cash flow model that estimates fair value based upon estimated future cash flows discounted to their present value using the Company’s estimated weighted average cost of capital. The fair value may vary depending on the assumptions and estimated used, most significantly the discount rate applied.
Intangible Assets
As at December 31, 2010, the Company’s intangible assets consisted of:

	Weighted-Average	Gross Carrying	Accumulated	Net Carrying
	Amortization Period	Amount	Amortization	Amount
	(Years)	$	$	$
Customer contracts	13.7	347,085	(195,358)	151,727
Other intangible assets	4.5	11,430	(7,264)	4,166

	13.5	358,515	(202,622)	155,893

As at December 31, 2009, the Company’s intangible assets consisted of:

	Weighted-Average	Gross Carrying	Accumulated	Net Carrying
	Amortization Period	Amount	Amortization	Amount
	(Years)	$	$	$
Customer contracts	14.0	355,472	(171,838)	183,634
Vessel purchase options	—	23,900	—	23,900
Other intangible assets	2.8	20,731	(14,395)	6,336

	12.6	400,103	(186,233)	213,870

During 2010, the Company recognized  $31.7 million in write-downs of three vessel purchase options and certain in-charter customer contracts. The vessel purchase options and in-charter contracts either expired unexercised or were unlikely to be exercised by the Company. Aggregate amortization expense of intangible assets for the year ended December 31, 2010, was  $26.2 million (2009 —  $34.1 million, 2008 —  $45.0 million), which is included in depreciation and amortization. Amortization of intangible assets for the five years following 2010 is expected to be  $18.3 million (2011),  $16.1 million (2012),  $14.2 million (2013),  $13.2 million (2014),  $12.1 million (2015) and  $82.0 million (thereafter).
During 2009, the Company recognized a  $16.1 million impairment of other intangible assets due to lower fair value of certain bareboat contracts compared to carrying values, expired time-charter hire contracts and write-down of vessel purchase options. During 2008, the Company recognized a  $9.8 million impairment of other intangible assets due to lower fair value of certain bareboat contracts compared to carrying values.
The write-downs are included in loss (gain) on sale of vessels and equipment, net of write-downs of intangible assets and vessels and equipment, on the consolidated statements of income (loss) and within the Company’s conventional tanker segment.
In-Process Revenue Contracts
As part of the Company’s previous acquisitions of Petrojarl ASA (subsequently renamed Teekay Petrojarl AS, or Teekay Petrojarl) and 50% of OMI Corporation (or OMI), the Company assumed certain FPSO service contracts and time charter-out contracts with terms that were less favorable than the then prevailing market terms. The Company has recognized a liability based on the estimated fair value of these contracts. The Company is amortizing this liability over the estimated remaining terms of the contracts on a weighted basis based on the projected revenue to be earned under the contracts. During 2010, the Company increased the amortization term due to operating contract amendments for two FPSO units which resulted in a decrease in amortization of in-process revenue contracts during 2010 of  $10.5 million.
Amortization of in-process revenue contracts for the year ended December 31, 2010 was  $48.3 million (2009 —  $71.5 million), which is included in revenues on the consolidated statements of income (loss). Amortization for the five years following 2010 is expected to be  $43.5 million (2011),  $41.1 million (2012),  $37.7 million (2013),  $26.3 million (2014),  $5.9 million (2015) and  $41.6 million (thereafter).

Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Liabilities [Abstract]
Accrued Liabilities
7.	Accrued Liabilities

	December 31, 2010	December 31, 2009
	$	$

Voyage and vessel expenses	179,553	148,007
Interest	70,760	51,920
Payroll and benefits and other	84,912	81,020
Deferred revenue	41,894	27,175

	377,119	308,122

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt
8.	Long-Term Debt

	December 31, 2010	December 31, 2009
	$	$

Revolving Credit Facilities	1,697,237	1,975,360
Senior Notes (8.875%) due July 15, 2011	16,201	177,004
Senior Notes (8.5%) due January 15, 2020	446,559	—
Norwegian Kroner-denominated Bonds due November 2013	103,061	—
U.S. Dollar-denominated Term Loans due through 2021	1,782,423	1,837,980
Euro-denominated Term Loans due through 2023	373,301	412,417
U.S. Dollar-denominated Unsecured Demand Loan due to Joint Venture Partners	13,282	16,410

Total	4,432,064	4,419,171
Less current portion	276,508	231,209

Long-term portion	4,155,556	4,187,962

As of December 31, 2010, the Company had 15 long-term revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to  $3.3 billion, of which  $1.6 billion was undrawn. Interest payments are based on LIBOR plus margins; at December 31, 2010, the margins ranged between 0.45% and 3.25% (2009 — 0.45% and 3.25%). At December 31, 2010 and December 31, 2009, the three-month LIBOR was 0.30% and 0.25%, respectively. The total amount available under the Revolvers reduces by  $243.4 million (2011),  $353.3 million (2012),  $760.2 million (2013),  $789.1 million (2014),  $226.4 million (2015) and  $930.4 million (thereafter). The Revolvers are collateralized by first-priority mortgages granted on 64 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts.
In January 2010, the Company completed a public offering of senior unsecured notes due January 15, 2020 (or the 8.5% Notes) with a principal amount of  $450 million. The 8.5% Notes were sold at a price equal to 99.181% of par and the discount is accreted using the effective interest rate of 8.625% per year. The Company capitalized issuance costs of  $9.4 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized to interest expense over the term of the senior unsecured notes. The 8.5% Notes and the 8.875% senior unsecured notes due July 15, 2011 (or the 8.875% Notes) rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes and 8.875% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities, secured and unsecured, of its subsidiaries. During the year ended December 31, 2010, the Company repurchased a principal amount of  $160.5 million (2009 —  $17.4 million) of the 8.875% Notes, using a portion of the proceeds of the 8.5% Notes offering, and recognized a loss on repurchase of  $12.6 million (2009 —  $0.6 million loss, 2008 —  $3.0 million gain).
The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest) discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date. In addition, at any time or from time to time prior to January 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 8.5% Notes issued under the indenture with the net cash proceeds of one or more qualified equity offerings at a redemption price equal to 108.5% of the principal amount of the 8.5% Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date, provided certain conditions are met. No such redemptions have been made as at December 31, 2010.
In November 2010, Teekay Offshore issued NOK 600 million in senior unsecured bonds that mature in November 2013 in the Norwegian bond market. Teekay Offshore capitalized issuance costs of  $1.3 million, which is recorded in other non-current assets in the consolidated balance sheet and is amortized over the term of the senior unsecured bonds. Teekay Offshore’s obligations under the Bond Agreement are guaranteed by OPCO. Teekay Offshore has applied for listing of the bonds on the Oslo Stock Exchange. Interest payments on the senior unsecured bonds are based on NIBOR plus a margin of 4.75%. Teekay Offshore has entered into a cross currency swap arrangement to swap the interest payments from NIBOR into LIBOR and to lock in the US dollar amount of principal upon maturity (See Note 15).
As of December 31, 2010, the Company had 15 U.S. Dollar-denominated term loans outstanding, which totaled  $1.8 billion (December 31, 2009 —  $1.8 billion). Certain of the term loans with a total outstanding principal balance of  $417.4 million, as at December 31, 2010 (December 31, 2009 —  $480.1 million) bear interest at a weighted-average fixed rate of 5.3% (December 31, 2009 — 5.2%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2010 and 2009, the margins ranged between 0.3% and 3.25%. At December 31, 2010 and 2009, the three-month LIBOR was 0.30% and 0.25%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 14 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 28 (December 31, 2009 — 30) of the Company’s vessels, together with certain other security. In addition, at December 31, 2010, all but  $122.5 million (December 31, 2009 —  $134.3 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.
The Company has two Euro-denominated term loans outstanding, which, as at December 31, 2010, totaled 278.9 million Euros ( $373.3 million). The Company repays the loans with funds generated by two Euro-denominated long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At December 31, 2010 and 2009, the margins ranged between 0.6% and 0.66% and the one-month EURIBOR at December 31, 2010, was 0.78% (December 31, 2009 — 0.45%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023 and are collateralized by first-priority mortgages on two of the Company’s vessels, together with certain other security, and are guaranteed by a subsidiary of Teekay.
Both Euro-denominated term loans are revalued at the end of each period using the then prevailing Euro/U.S. Dollar exchange rate. Due in part to this revaluation, the Company recognized an unrealized foreign exchange gain of  $32.0 million during the year ended December 31, 2010 (2009 —  $20.9 million loss, 2008,  $24.7 million gain).
The Company has one U.S. Dollar-denominated loan outstanding owing to a joint venture partner, which, as at December 31, 2010, totaled  $13.8 million (2009 — two loans totaling  $16.4 million), including accrued interest. Interest payments on the loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. This loan is repayable on demand no earlier than February 27, 2027.
The weighted-average effective interest rate on the Company’s long-term aggregate debt as at December 31, 2010, was 2.3% (December 31, 2009 — 2.0%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).
Among other matters, the Company’s long-term debt agreements generally provide for maintenance of certain vessel market value-to-loan ratios and minimum consolidated financial covenants. Certain loan agreements require that a minimum level of free cash be maintained and as at December 31, 2010 and 2009, this amount was  $100.0 million. Certain of the loan agreements also require that the Company maintain an aggregate level of free liquidity and undrawn revolving credit lines with at least six months to maturity, of at least 7.5% of total debt. As at December 31, 2010, this amount was  $236.5 million (December 31, 2009 —  $230.3 million).
The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2010, are  $276.5 million (2011),  $494.4 million (2012),  $406.9 million (2013),  $883.4 million (2014),  $272.1 million (2015) and  $2.1 billion (thereafter).
As at December 31, 2010, the Company was in compliance with all covenants in the credit facilities and long-term debt.

Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2010
Operating and Direct Financing Leases [Abstract]
Operating and Direct Financing Leases
9.	Operating and Direct Financing Leases
Charters-in
As at December 31, 2010, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately  $395.7 million, comprised of  $173.5 million (2011),  $102.5 million (2012),  $62.6 million (2013),  $22.9 million (2014),  $15.8 million (2015) and  $18.4 million (thereafter). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Charters-out
Time-charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the Company with the option to acquire the vessel or the option to extend the charter. As at December 31, 2010, minimum scheduled future revenues to be received by the Company on time-charters and bareboat charters then in place were approximately  $7.4 billion, comprised of  $1.2 billion (2011),  $0.9 billion (2012),  $0.7 billion (2013),  $0.6 billion (2014),  $0.6 billion (2015) and  $3.4 billion (thereafter). The carrying amount of the vessels employed on operating leases at December 31, 2010, was  $5.5 billion (2009 —  $5.3 billion). The cost and accumulated depreciation of the vessels on time charter as at December 31, 2010 and 2009 were  $7.4 billion,  $1.9 billion, and  $6.8 billion,  $1.5 billion, respectively.
The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. In addition, minimum scheduled future revenues have been reduced by estimated offhire time for period maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.
Operating Lease Obligations
Teekay Tangguh Subsidiary
On November 1, 2006, the Company’s subsidiary Teekay LNG entered into an agreement with Teekay to purchase Teekay’s 100% interest in Teekay Tangguh Borrower LLC (or Teekay Tangguh), which owns a 70% interest in Teekay BLT Corporation (or Teekay Tangguh Subsidiary). Teekay LNG ultimately acquired 99% of Teekay’s interest in Teekay Tangguh, essentially giving it a 69% interest in Teekay Tangguh Subsidiary. As at December 31, 2010, the Teekay Tangguh Subsidiary was a party to operating leases whereby it is the lessor and is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company (or Head Leases). The Teekay Tangguh Subsidiary is then leasing back the LNG carriers from the same third party company (or Subleases). Under the terms of these leases, the third party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Subsidiary. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If assumptions prove to be incorrect, the third party company is entitled to increase the lease payments under the Sublease to maintain its agreed after-tax margin. The Teekay Tangguh Subsidiary’s carrying amount of this tax indemnification was  $10.3 million at December 31, 2010, and is included as part of other long-term liabilities in the accompanying consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Subsidiary may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Subsidiary will be required to pay termination sums to the third party company sufficient to repay the third party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.
As at December 31, 2010, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

	Head Lease	Sublease
Year	Receipts(1)	Payments(1)
2011	28,875	25,072
2012	28,859	25,072
2013	28,843	25,072
2014	28,828	25,072
2015	22,188	25,072
Thereafter	281,548	332,315

Total	$419,141	$457,675

(1)
The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2010, the Company had received  $91.2 million of Head Lease receipts and had paid  $41.5 million of Sublease payments.

Net Investment in Direct Financing Leases
The time-charters for two of the Company’s LNG carriers, one FSO unit and equipment that reduce volatile organic compound emissions (or VOC equipment) are accounted for as direct financing leases. The following table lists the components of the net investments in direct financing leases:

	December 31,	December 31,
	2010	2009
	$	$

Total minimum lease payments to be received	796,137	837,319
Estimated unguaranteed residual value of leased properties	203,465	197,074
Initial direct costs and other	1,726	1,134
Less unearned revenue	(513,812)	(523,115)

Total	487,516	512,412
Less current portion	26,791	27,210

Long-term portion	460,725	485,202

As at December 31, 2010, minimum lease payments to be received by the Company in each of the next five years following 2010 are  $68.5 million (2011),  $62.4 million (2012),  $49.5 million (2013),  $48.1 million (2014) and  $47.1 million (2015). The VOC equipment lease is scheduled to expire in 2014, the FSO contract is scheduled to expire in 2017, and the LNG time-charters are both scheduled to expire in 2029.

Capital Lease Obligations and Restricted Cash	12 Months Ended
Dec. 31, 2010
Capital Lease Obligations and Restricted Cash [Abstract]
Capital Lease Obligations and Restricted Cash
10.	Capital Lease Obligations and Restricted Cash
Capital Lease Obligations

	December 31,	December 31,
	2010	2009
	$	$

RasGas II LNG Carriers	470,752	470,138
Spanish-Flagged LNG Carrier	81,881	119,068
Suezmax Tankers	185,501	195,064

Total	738,134	784,270
Less current portion	267,382	41,016

Long-term portion	470,752	743,254

RasGas II LNG Carriers. As at December 31, 2010, the Company was a party, as lessee, to 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Co. Limited (II) (or RasGas II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of ExxonMobil Corporation. The Company has a 70% share in the leases for the RasGas II LNG Carriers.
Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.
During 2008, the Company agreed under the terms of its tax lease indemnification guarantee to increase its capital lease payments for the three RasGas II LNG Carriers to compensate the lessor for losses suffered as a result of changes in tax rates. The estimated increase in lease payments is approximately  $8.1 million over the term of the lease, with a carrying value of  $7.7 million as at December 31, 2010. This amount is included as part of other long-term liabilities in the Company’s consolidated balance sheets. In addition, the Company’s carrying amount of the remaining tax indemnification guarantee as at December 31, 2010 is  $8.9 million and is also included as part of other long-term liabilities in the Company’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, the Company may terminate the lease arrangements at any time. If the lease arrangements terminate, the Company will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax-effect of the terminations, including recapture of any tax depreciation.

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2010, the commitments under these capital leases approximated  $1.0 billion, including imputed interest of  $0.6 billion, repayable as follows:

Year	Commitment
2011	$24.0 million
2012	$24.0 million
2013	$24.0 million
2014	$24.0 million
2015	$24.0 million
Thereafter	$905.1 million

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Spanish-Flagged LNG Carrier. As at December 31, 2010, the Company was a party, as lessee, to a capital lease on one Spanish-Flagged LNG carrier (the Spanish-Flagged Carrier), which is structured as a “Spanish tax lease”. Under the terms of the Spanish tax lease, which includes the Company’s contractual right to full operation of the vessel pursuant to a bareboat charter, the Company will purchase the vessel at the end of the lease term in December 2011. The purchase obligation has been fully funded with restricted cash deposits described below. At its inception, the implicit interest rate was 5.8%. As at December 31, 2010, the commitments under this capital lease, including the purchase obligation, approximated 64.8 million Euros ( $86.8 million), including imputed interest of 3.6 million Euros ( $4.9 million), repayable in 2011.

Suezmax Tankers. As at December 31, 2010, the Company was a party, as lessee, to capital leases on five Suezmax tankers. Under the terms of the lease arrangements, the Company is required to purchase these vessels after the end of their respective lease terms in 2011 for a fixed price. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases; however, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Company. As at December 31, 2010, the remaining commitments under these capital leases, including the purchase obligations, approximated  $197.9 million, including imputed interest of  $12.4 million, repayable in 2011.

FPSO Units. As at December 31, 2010, the Company was a party, as lessee, to capital leases on one FPSO unit, the Petrojarl Foinaven, and the topside production equipment for another FPSO unit, the Petrojarl Banff. However, prior to being acquired by Teekay, Teekay Petrojarl legally defeased its future charter obligations for these assets by making up-front, lump-sum payments to unrelated banks, which have assumed Teekay Petrojarl’s liability for making the remaining periodic payments due under the long-term charters (or Defeased Rental Payments) and termination payments under the leases.

The Defeased Rental Payments for the Petrojarl Foinaven were based on assumed Sterling LIBOR of 8% per annum. If actual interest rates are greater than 8% per annum, the Company receives rental rebates; if actual interest rates are less than 8% per annum, the Company is required to pay rentals in excess of the Defeased Rental Payments. For accounting purposes, this contract feature is an embedded derivative, and has been separated from the host contract and is separately accounted for as a derivative instrument.

As is typical for these types of leasing arrangements, the Company has indemnified the lessors of the Petrojarl Foinaven for the tax consequence resulting from changes in tax laws or interpretation of such laws or adverse rulings by authorities and for fluctuations in actual interest rates from those assumed in the leases. The Company’s capital leases do not contain financial or restrictive covenants other than those relating to operation and maintenance of the vessels.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers and the Spanish-Flagged LNG Carrier described above, the Company is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases, including the obligations to purchase the Spanish-Flagged LNG Carrier at the end of the lease period, where applicable. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 8).

As at December 31, 2010 and 2009, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was  $477.2 million and  $479.4 million, respectively. As at December 31, 2010 and 2009, the weighted-average interest rates earned on the deposits were 0.4%. These rates do not reflect the effect of related interest rate swaps (see Note 15).

As at December 31, 2010 and 2009, the amount of restricted cash on deposit for the Spanish-Flagged LNG carrier was 61.7 million Euros ( $82.6 million) and 84.3 million Euros ( $120.8 million), respectively. As at December 31, 2010 and 2009, the weighted-average interest rate earned on these deposits was 5.1%.

The Company also maintains restricted cash deposits relating to certain term loans and other obligations, which totaled $16.5 million and $15.1 million as at December 31, 2010 and 2009, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements
11.	Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash and cash equivalents, restricted cash and marketable securities - The fair value of the Company’s cash and cash equivalents restricted cash, and marketable securities approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels held for sale — The fair value of the Company’s vessels held for sale is based on selling prices of similar vessels and approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Investment in term loans —The fair value of the Company’s investment in term loans is estimated using a discounted cash flow analysis, based on current rates currently available for debt with similar terms and remaining maturities. In addition, an assessment of the credit worthiness of the borrower and the value of the collateral is taken into account when determining the fair value.

Loans to joint ventures and loans from joint venture partners — The fair value of the Company’s loans to joint ventures and loans from joint venture partners approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term debt — The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses, based on current rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.

Derivative instruments — The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. For the Foinaven embedded derivative (see Note 10), the calculation of the fair value takes into account the fixed rate in the contract, current interest rates and foreign exchange rates. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;
Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The estimated fair value of the Company’s financial instruments and other non-financial assets and categorization using the fair value hierarchy for those financial instruments that are measured at fair value on a recurring basis is as follows:

		December 31, 2010		December 31, 2009
		Carrying	Fair	Carrying	Fair
	Fair Value	Amount	Value	Amount	Value
	Hierarchy	Asset (Liability)	Asset (Liability)	Asset (Liability)	Asset (Liability)
	Level(1)	$	$	$	$

Cash and cash equivalents, restricted cash, and marketable securities	Level 1	1,377,399	1,377,399	1,056,725	1,056,725
Vessels held for sale	Level 2	—	—	10,250	10,250
Investment in term loans (note 4)		116,014	120,837	—	—
Loans to joint ventures and joint venture partners		32,750	32,750	21,998	21,998
Loans from joint venture partners		(59)	(59)	(1,294)	(1,294)
Long-term debt (note 8)		(4,432,064)	(4,192,646)	(4,419,171)	(4,055,367)

Derivative instruments (note 15)
Interest rate swap agreements (2)	Level 2	(557,991)	(557,991)	(378,407)	(378,407)
Interest rate swap agreements (2)	Level 2	66,869	66,869	36,744	36,744
Cross currency swap agreement	Level 2	4,233	4,233	—	—
Foreign currency contracts	Level 2	11,375	11,375	10,461	10,461
Bunker fuel swap contracts	Level 2	—	—	612	612
Forward freight agreements	Level 2	—	—	(504)	(504)
Foinaven embedded derivative (note 10)	Level 2	(3,500)	(3,500)	(8,769)	(8,769)

(1)	The fair value hierarchy level is only applicable to each financial instrument on the consolidated balance sheets that are recorded at fair value on a recurring basis.

(2)
The fair value of the Company’s interest rate swap agreements at December 31, 2010 includes  $31.0 million (December 31, 2009 —  $28.5 million) of net accrued interest which is recorded in accrued liabilities on the consolidated balance sheet.

Other than vessels held for sale at December 31, 2009 and certain items disclosed in Note 18(b) to these consolidated financial statements, there are no other non-financial assets or non-financial liabilities carried at fair value at December 31, 2010 and December 31, 2009.

Capital Stock	12 Months Ended
Dec. 31, 2010
Capital Stock [Abstract]
Capital Stock
12.	Capital Stock

The authorized capital stock of Teekay at December 31, 2010 and 2009, was 25,000,000 shares of Preferred Stock, with a par value of  $1 per share, and 725,000,000 shares of Common Stock, with a par value of  $0.001 per share. During 2010, the Company issued 0.6 million common shares upon the exercise of stock options and restricted stock units and awards, and had share repurchases of 1.2 million common shares. During 2009, the Company issued 0.2 million common shares upon the exercise of stock options, and had no share repurchases. As at December 31, 2010, Teekay had issued 73,749,793 shares of Common Stock (2009 — 73,195,545) and no shares of Preferred Stock issued. As at December 31, 2010, Teekay had 72,012,843 shares of Common Stock outstanding (2009 — 72,694,345).

Dividends may be declared and paid out of surplus only, but if there is no surplus, dividends may be declared or paid out of the net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Surplus is the excess of the net assets of the company over the aggregated par value of the issued shares of the Teekay. Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of common stock are entitled to share equally in any dividends that the board of directors may declare from time to time out of funds legally available for dividends.

During 2008, Teekay announced that its Board of Directors had authorized the repurchase of up to  $200 million of shares of its Common Stock in the open market, subject to cancellation upon approval by the Board of Directors. As at December 31, 2010, Teekay had repurchased approximately 1.2 million shares of Common Stock for  $40.1 million pursuant to such authorizations. The total remaining share repurchase authorization at December 31, 2010, was  $159.9 million.

On July 2, 2010, the Company amended and restated its Stockholder Rights Agreement (the Rights Agreement), which was originally adopted by the Board of Directors in September 2000. In September 2000, the Board of Directors declared a dividend of one common share purchase right (a Right) for each outstanding share of the Company’s common stock. These Rights continue to remain outstanding and will not be exercisable and will trade with the shares of the Company’s common stock until after such time, if any, as a person or group becomes an “acquiring person” as set forth in the amended Rights Agreement. A person or group will be deemed to be an “acquiring person,” and the Rights generally will become exercisable, if a person or group acquires 20% or more of the Company’s common stock, or if a person or group commences a tender offer that could result in that person or group owning more than 20% of the Company’s common stock, subject to certain higher thresholds for existing stockholders that currently own in excess of 15% of the Company’s common stock. Once exercisable, each Right held by a person other than the “acquiring person” would entitle the holder to purchase, at the then-current exercise price, a number of shares of common stock of the Company having a value of twice the exercise price of the Right. In addition, if the Company is acquired in a merger or other business combination transaction after any such event, each holder of a Right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value of twice the exercise price of the Right. The amended Rights Agreement will expire on July 1, 2020, unless the expiry date is extended or the Rights are earlier redeemed or exchanged by the Company.

Stock-based compensation

As at December 31, 2010, the Company had reserved pursuant to its 1995 Stock Option Plan and 2003 Equity Incentive Plan (collectively referred to as the Plans) 5,537,381 shares of Common Stock (2009 — 6,092,077) for issuance upon exercise of options or equity awards granted or to be granted. During the years ended December 31, 2010, 2009 and 2008, the Company granted options under the Plans to acquire up to 733,167, 1,517,900, and 1,476,100 shares of Common Stock, respectively, to certain eligible officers, employees and directors of the Company. The options under the Plans have ten-year terms and vest equally over three years from the grant date. All options outstanding as of December 31, 2010, expire between March 14, 2011 and March 8, 2020, ten years after the date of each respective grant.

A summary of the Company’s stock option activity and related information for the years ended December 31, 2010 and 2009, are as follows:

	December 31, 2010		December 31, 2009
	Options	Weighted-Average	Options	Weighted-Average
	(000’s)	Exercise Price	(000’s)	Exercise Price
	#	$	#	$
Outstanding-beginning of year	5,983	31.46	4,813	37.22
Granted	733	24.42	1,518	11.84
Exercised	(380)	15.12	(180)	12.21
Forfeited / expired	(213)	29.00	(168)	35.16

Outstanding-end of year	6,123	31.54	5,983	31.46

Exercisable-end of year	3,963	36.80	3,299	36.50

A summary of the Company’s non-vested stock option activity and related information for the years ended December 31, 2010 and 2009, are as follows:

	December 31, 2010		December 31, 2009
	Options	Weighted-Average	Options	Weighted-Average
	(000’s)	Grant Date Fair Value	(000’s)	Grant Date Fair Value
	#	$	#	$
Outstanding non-vested stock options-beginning of year	2,684	6.56	2,240	10.59
Granted	733	8.16	1,518	3.74
Vested	(1,084)	7.48	(974)	10.88
Forfeited	(173)	10.06	(100)	11.38

Outstanding non-vested stock options-end of year	2,160	6.36	2,684	6.56

The weighted average grant date fair value for options forfeited in 2010 was $1.7 million (2009 — $1.1 million).

As of December 31, 2010, there was  $6.3 million of total unrecognized compensation cost related to non-vested stock options granted under the Plans. Recognition of this compensation is expected to be  $4.0 million (2011),  $1.9 million (2012) and  $0.3 million (2013). During the years ended December 31, 2010, 2009 and 2008, the Company recognized  $8.1 million,  $9.8 million and  $11.6 million, respectively, of compensation cost relating to stock options granted under the Plans. The intrinsic value of options exercised during 2010 was  $6.8 million (2009 —  $2.0 million; 2008 —  $4.5 million).

As at December 31, 2010, the intrinsic value of the outstanding in the money stock options was  $41.6 million (2009 —  $20.4 million) and exercisable stock options was  $14.3 million (2009 -  $3.2 million). As at December 31, 2010, the weighted-average remaining life of options vested and expected to vest was 6.2 years (2009 — 6.7 years).

Further details regarding the Company’s outstanding and exercisable stock options at December 31, 2010 are as follows:

	Outstanding Options			Exercisable Options
		Weighted-	Weighted-		Weighted-	Weighted-
	Options	Average	Average	Options	Average	Average
Range of Exercise	(000’s)	Remaining Life	Exercise Price	(000’s)	Remaining Life	Exercise Price
Prices	#	(Years)	$	#	(Years)	$

$10.00 – $14.99	1,296	8.2	11.84	304	8.2	11.84
$15.00 – $19.99	505	1.8	19.57	505	1.8	19.57
$20.00 – $29.99	805	8.3	24.05	78	0.3	20.56
$30.00 – $34.99	365	3.3	33.58	361	3.3	33.59
$35.00 – $39.99	783	5.3	38.97	775	5.2	38.96
$40.00 – $44.99	1,301	7.2	40.41	872	7.2	40.41
$45.00 – $49.99	373	4.2	46.80	373	4.2	46.80
$50.00 – $59.99	694	6.2	51.40	694	6.2	51.40
$60.00 – $64.99	1	6.3	60.96	1	6.3	60.96

	6,123	6.3	31.54	3,963	5.2	36.80

The weighted-average grant-date fair value of options granted during 2010 was  $8.16 per option (2009 –  $3.74, 2008 –  $9.31). The fair value of each option granted was estimated on the date of the grant using the Black-Scholes option pricing model. The following weighted-average assumptions were used in computing the fair value of the options granted: expected volatility of 52.7% in 2010, 45% in 2009 and 30% in 2008; expected life of four years; dividend yield of 3.3% in 2010, 2.3% in 2009 and 2.5% in 2008; risk-free interest rate of 2.6% in 2010, 2.0% in 2009, and 2.4% in 2008; and estimated forfeiture rate of 9.8% in 2010, 9.0% in 2009 and 9.0% in 2008. The expected life of the options granted was estimated using the historical exercise behavior of employees. The expected volatility was generally based on historical volatility as calculated using historical data during the five years prior to the grant date.

The Company grants restricted stock units and performance share units to certain eligible officers, employees and directors of the Company. Each restricted stock unit and performance share unit is equivalent in value to one share of the Company’s common stock plus reinvested dividends from the grant date to the vesting date. The restricted stock units vest equally over two or three years from the grant date and the performance share units vest three years from the grant date. Upon vesting, the value of the restricted stock units and performance share units are paid to each grantee in the form of shares. The number of performance share units that vest will range from zero to three times the original number granted, based on certain performance and market conditions.

In February 2010, the Company modified settlement terms for its then outstanding restricted stock units, such that all restricted stock units will be paid in the form of shares. This modification decreased accrued liabilities by  $4.0 million, decreased other long-term liabilities by  $2.0 million, and increased additional paid-in capital by  $6.0 million.

During 2010, the Company granted 263,620 restricted stock units with a fair value of  $6.4 million and 87,054 performance share units with a fair value of  $3.5 million, based on the quoted market price and a Monte Carlo valuation model, to certain of the Company’s employees and directors. During 2010, 227,165 restricted stock units with a market value of  $4.9 million vested and that amount was paid to grantees by issuing 148,518 shares of common stock. During 2009, the Company granted 568,342 restricted stock units with a fair value of  $8.2 million based on the quoted market price, to certain of the Company’s employees and directors, of which 187,400 were issued pursuant to the Company’s VIP plan. During 2009, 102,300 restricted stock units with a market value of  $2.5 million vested and that amount was paid to grantees by issuing 18,318 shares of common stock and  $1.9 million in cash. During 2008, 101,000 restricted stock units with a market value of  $2.0 million vested and that amount was paid to grantees by issuing 42,099 shares of common stock and  $0.5 million in cash. For the year ended December 31, 2010, the Company recorded an expense (recovery) of  $4.8 million (2009 –  $4.0 million, 2008 –  $(0.7) million) related to the restricted stock units.

During 2010, the Company also granted 27,028 (2009 – 47,570 and 2008 – 10,500) shares of restricted stock awards with a fair value of  $0.7 million, based on the quoted market price, to certain of the Company’s directors. The shares of restricted stock are issued when granted.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
13.	Related Party Transactions

As at December 31, 2010, Resolute Investments, Ltd. (or Resolute) owned 42.3% (2009 – 41.9%, 2008 – 42.0%) of the Company’s outstanding Common Stock. One of the Company’s directors, Thomas Kuo-Yuen Hsu, is the President and a director of Resolute. Another of the Company’s directors, Axel Karlshoej, is among the directors of Path Spirit Limited, which is the trust protector for the trust that indirectly owns all of Resolute’s outstanding equity.

Other Income (Loss)	12 Months Ended
Dec. 31, 2010
Nonoperating Income (Expense) [Abstract]
Other Income (Loss)
14.	Other Income (Loss)

	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$
Volatile organic compound emission plant lease income	4,714	6,892	9,469
Gain on sale of marketable securities	1,805	—	4,576
Write-down of marketable securities	—	—	(20,158)
Miscellaneous income (loss)	1,008	6,635	(832)

Other income (loss)	7,527	13,527	(6,945)

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities [Abstract]
Derivative Instruments and Hedging Activities
15. Derivative Instruments and Hedging Activities
The Company uses derivatives to manage certain risks in accordance with its overall risk management policies.
Foreign Exchange Risk

The Company economically hedges portions of its forecasted expenditures denominated in foreign currencies with foreign currency forward contracts. Certain foreign currency forward contracts are designated, for accounting purposes, as cash flow hedges of forecasted foreign currency expenditures.

As at December 31, 2010, the Company was committed to the following foreign currency forward contracts:

	Contract Amount	Average	Fair Value / Carrying Amount
	In Foreign	Forward	of Asset / (Liability)		Expected Maturity
	Currency	Rate(1)	Hedge	Non-Hedge	2011	2012
	(millions)		(in millions of U.S. Dollars)
Norwegian Kroner	1,102.0	6.21	$3.8	$6.0	$125.0	$52.3
Euro	48.4	0.74	(0.4)	—	51.0	14.2
Canadian Dollar	22.7	1.05	0.9	—	18.4	3.3
British Pounds	34.6	0.65	0.1	1.0	41.5	11.4

			$4.4	$7.0	$235.9	$81.2

(1)	Average contractual exchange rate represents the contracted amount of foreign currency one U.S. Dollar will buy.

The Company incurs interest expense on its Norwegian Kroner-denominated bonds. The Company has entered into a cross currency swap to economically hedge the foreign exchange risk on the principal and interest. As at December 31, 2010, the Company was committed to one cross currency swap with the notional amounts of NOK 600 million and  $98.5 million, which exchanges a receipt of floating interest based on NIBOR plus a margin of 4.75% with a payment of floating interest based on LIBOR plus a margin of 5.04%. In addition, the cross currency swap locks in the transfer of principal to  $98.5 million upon maturity in exchange for NOK 600 million. The fair value of the cross currency swap agreement as at December 31, 2010 was  $4.2 million.

Interest Rate Risk

The Company enters into interest rate swap agreements which exchange a receipt of floating interest for a payment of fixed interest to reduce the Company’s exposure to interest rate variability on its outstanding floating-rate debt. In addition, the Company holds interest rate swaps which exchange a payment of floating rate interest for a receipt of fixed interest in order to reduce the Company’s exposure to the variability of interest income on its restricted cash deposits. The Company has not designated its interest rate swap agreements as cash flow hedges for accounting purposes.

As at December 31, 2010, the Company was committed to the following interest rate swap agreements related to its LIBOR-based debt, restricted cash deposits and EURIBOR-based debt, whereby certain of the Company’s floating-rate debt and restricted cash deposits were swapped with fixed-rate obligations or fixed-rate deposits:

			Fair Value /	Weighted-
			Carrying Amount	Average	Fixed
		Principal	of Asset /	Remaining	Interest
	Interest	Amount	(Liability)	Term	Rate
	Rate Index	$	$	(Years)	(%)(1)
LIBOR-Based Debt:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	437,458	(60,154)	26.1	4.9
U.S. Dollar-denominated interest rate swaps	LIBOR	3,282,609	(433,298)	9.0	4.6
U.S. Dollar-denominated interest rate swaps (3)	LIBOR	200,000	(39,115)	20.0	5.7
LIBOR-Based Restricted Cash Deposit:
U.S. Dollar-denominated interest rate swaps (2)	LIBOR	471,535	66,870	26.1	4.8
EURIBOR-Based Debt:
Euro-denominated interest rate swaps (4) (5)	EURIBOR	373,301	(25,425)	13.5	3.8

(1)	Excludes the margins the Company pays on its variable-rate debt, which at of December 31, 2010 ranged from 0.30% to 3.25%.

(2)	Principal amount reduces quarterly.

(3)	Inception dates of swaps in 2011 ( $200 million).

(4)	Principal amount reduces monthly to 70.1 million Euros ( $93.8 million) by the maturity dates of the swap agreements.

(5)	Principal amount is the U.S. Dollar equivalent of 278.9 million Euros.
Spot Tanker Market Risk

In order to reduce variability in revenues from fluctuations in certain spot tanker market rates, from time to time the Company has entered into forward freight agreements (or FFAs). FFAs involve contracts to move a theoretical volume of freight at fixed-rates, thus attempting to reduce the Company’s exposure to spot tanker market rates. As at December 31, 2010, the Company had no FFAs commitments. As at December 31, 2009, the FFAs had an aggregate notional value of  $30.5 million, which was an aggregate of both long and short positions, and a net fair value liability of  $0.5 million. The Company has not designated these contracts as cash flow hedges for accounting purposes. Net gains and losses from FFAs are recorded within realized and unrealized gain (loss) on non-designated derivative instruments in the consolidated statements of income (loss).

Commodity Price Risk

The Company enters into bunker fuel swap contracts relating to a portion of its bunker fuel expenditures. As at December 31, 2010, the Company had no bunker fuel swap contract commitments. As at December 31, 2009, the Company was committed to contracts totalling 23,400 metric tonnes with a weighted-average price of  $439.23 per tonne and a fair value asset of  $0.6 million. These bunker fuel swap contracts expired between January 2010 and December 2010. The Company had not designated these contracts as cash flow hedges for accounting purposes. Net gains and losses from the bunker fuel swap contracts are recorded within realized and unrealized gain (loss) on non-designated derivative instruments in the consolidated statements of income (loss).

Tabular Disclosure
The following table presents the location and fair value amounts of derivative instruments, segregated by type of contract, on the Company’s consolidated balance sheets.

	Current			Current
	Portion of			Portion of
	Derivative	Derivative	Accrued	Derivative	Derivative
	Assets	Assets	Liabilities	Liabilities	Liabilities
As at December 31, 2010:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	3,437	1,546	—	(652)	22
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	4,988	3,172	—	(1,050)	(88)
Interest rate swap agreements	16,759	45,524	(31,174)	(135,171)	(387,058)
Cross currency swap	2,031	2,003	199	—	—
Foinaven embedded derivative (note 10)	—	3,738	—	(7,238)	—

	27,215	55,983	(30,975)	(144,111)	(387,124)

As at December 31, 2009:
Derivatives designated as a cash flow hedge:
Foreign currency contracts	11,697	250	—	(2,021)	(71)
Derivatives not designated as a cash flow hedge:
Foreign currency contracts	1,351	174	—	(705)	(214)
Interest rate swap agreements	16,336	17,695	(28,499)	(133,224)	(213,971)
Forward freight agreements	—	—	—	(504)	—
Bunker fuel swap contracts	612	—	—	—	—
Foinaven embedded derivative	—	—	—	(7,316)	(1,453)

	29,996	18,119	(28,499)	(143,770)	(215,709)

For the periods indicated, the following table presents the effective portion of gains (losses) on foreign currency contracts designated and qualifying as cash flow hedges that was recognized in (1) accumulated other comprehensive income (or AOCI), (2) recorded in accumulated other comprehensive income (loss) during the term of the hedging relationship and reclassified to earnings, and (3) the ineffective portion of gains (losses) on derivative instruments designated and qualifying as cash flow hedges.

Year Ended December 31, 2010				Year Ended December 31, 2009
Balance				Balance
Sheet				Sheet
(AOCI)	Statement of Income (Loss)			(AOCI)	Statement of Income (Loss)
Effective	Effective	Ineffective		Effective	Effective	Ineffective
Portion	Portion	Portion		Portion	Portion	Portion

(3,559)	(680)	(3,473)	Vessel operating expenses	45,994	(13,769)	9,155	Vessel operating expenses
	(2,360)	(1,402)	General and administrative expenses		(10,878)	5,760	General and administrative expenses

(3,559)	(3,040)	(4,875)		45,994	(24,647)	14,915

Realized and unrealized (losses) gains from derivative instruments that are not designated for accounting purposes as cash flow hedges, are recognized in earnings and reported in realized and unrealized (losses) gains on non-designated derivatives in the consolidated statements of income (loss). The effect of the (loss) gain on derivatives not designated as hedging instruments in the statements of income (loss) are as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$

Realized (losses) gains relating to:
Interest rate swap agreements	(154,098)	(127,936)	(39,949)
Foreign currency forward contracts	(2,274)	(8,984)	34,990
Forward freight agreements, bunker fuel swap contracts and other	(7,914)	(1,293)	(32,971)

	(164,286)	(138,213)	(37,930)

Unrealized (losses) gains relating to:
Interest rate swap agreements	(146,780)	258,710	(487,546)
Foreign currency forward contracts	6,307	14,797	(45,728)
Forward freight agreements and bunker fuel swap contracts	(108)	4,167	(4,324)
Foinaven embedded derivative	5,269	585	8,454

	(135,312)	278,259	(529,144)

Total realized and unrealized (losses) gains on non-designated derivative instruments	(299,598)	140,046	(567,074)

Realized and unrealized gains (losses) of the cross currency swap are recognized in earnings and reported in foreign exchange gain (loss) in the consolidated statements of income (loss). For the year ended December 31, 2010, an unrealized gain of  $4.0 million and a realized gain of  $0.2 million have been recognized in the consolidated statements of income (loss).

See Note 25(a) to these consolidated financial statements for information relating to the amendment of certain interest rate swap agreements in January and February 2011.

As at December 31, 2010, the Company’s accumulated other comprehensive loss included  $2.3 million of unrealized gains on foreign currency forward contracts designated as cash flow hedges. As at December 31, 2010, the Company estimated, based on then current foreign exchange rates, that it would reclassify approximately  $1.1 million of net gains on foreign currency forward contracts from accumulated other comprehensive loss to earnings during the next 12 months. During 2010, the Company de-designated certain foreign currency forward contracts that were designated as cash flow hedges and reclassified  $0.6 million of net losses from accumulated other comprehensive loss to earnings in the consolidated statement of income (loss).

The Company is exposed to credit loss to the extent the fair value represents an asset (see above) in the event of non-performance by the counterparties to the foreign currency forward contracts, and cross currency and interest rate swap agreements; however, the Company does not anticipate non-performance by any of the counterparties. In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are rated A- or better by Standard & Poor’s or A3 or better by Moody’s at the time of the transaction. In addition, to the extent possible and practical, interest rate swaps are entered into with different counterparties to reduce concentration risk.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies
a) Vessels Under Construction

In October 2010, the Company signed a contract with Petroleo Brasileiro SA (or Petrobras) to provide a FPSO unit for the Tiro and Sidon fields located in the Santos Basin offshore Brazil. The contract with Petrobras will be serviced by a newly converted FPSO unit, to be named the Petrojarl Cidade de Itajai, which is currently under conversion from an existing Aframax tanker, for a total estimated cost of approximately  $345 million, excluding capitalized interest. The new FPSO is scheduled to deliver in the second quarter of 2012. Upon delivery, the unit will commence operations under a nine-year, fixed-rate time-charter contract to Petrobras with six additional one-year extension options.

As at December 31, 2010, the Company was committed to the construction of three LPG carriers, two shuttle tankers and the conversion of an existing Aframax tanker to an FPSO unit (as described above), at a total cost of approximately  $702.4 million, excluding capitalized interest. The three LPG carriers are scheduled for delivery in 2011, the two shuttle tankers are scheduled for delivery between April 2011 and July 2011 and the FPSO unit is scheduled to be delivered in 2012. As at December 31, 2010, payments made towards these commitments totaled  $177.6 million (excluding  $17.8 million of capitalized interest and other miscellaneous construction costs), and long-term financing arrangements existed for  $214.7 million of the unpaid cost of these vessels. As at December 31, 2010, the remaining payments required to be made under these newbuilding contracts are  $461.7 million in 2011 and  $63.1 million in 2012.

b) Joint Ventures

The Company has a 33% interest in a joint venture that will charter four newbuilding 160,400-cubic meter LNG carriers for a period of 20 years to the Angola LNG Project, which is being developed by subsidiaries of Chevron Corporation, Sociedade Nacional de Combustiveis de Angola EP, BP Plc, Total S.A. and ENI SpA. Final award of the charter was made in December 2007. The vessels will be chartered at fixed rates, with inflation adjustments, commencing in 2011. The other members of the joint venture are Mitsui & Co., Ltd. and NYK Bulkship (Europe) Ltd., which hold 34% and 33% interests in the joint venture, respectively. In connection with this award, the joint venture has entered into agreements with Samsung Heavy Industries Co. Ltd. to construct the four LNG carriers at a total cost of approximately  $906.0 million (of which the Company’s 33% portion is  $299.0 million), excluding capitalized interest. As at December 31, 2010, payments made towards these commitments by the joint venture company totaled  $294.4 million (of which the Company’s 33% contribution was  $97.2 million), excluding capitalized interest and other miscellaneous construction costs. As at December 31, 2010, the remaining payments required to be made under these contracts were  $475.6 million (2011) and  $135.9 million (2012), of which the Company’s share is 33% of these amounts. In accordance with existing agreements, the Company is required to offer to its subsidiary Teekay LNG its 33% interest in these vessels and related charter contracts, no later than 180 days before the scheduled delivery dates of the vessels. Deliveries of the vessels are scheduled between August 2011 and January 2012. In February 2011, the Company offered to Teekay LNG its 33% ownership interest in these vessels and related charter contracts. The transaction was approved in March 2011 by the Board of Directors of Teekay LNG’s general partner and by its Conflicts Committee. The Company has also provided certain guarantees in relation to the performance of the joint venture company. The fair value of the guarantees was a liability of  $1.8 million and  $1.7 million, respectively, as at December 31, 2010 and December 31, 2009 and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

On September 30, 2010, Teekay Tankers entered into a 50/50 joint venture arrangement (the Joint Venture) with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong) to have a VLCC newbuilding constructed, managed and chartered to third parties. Teekay Tankers has a 50% economic interest in the Joint Venture, which is jointly controlled by Teekay Tankers and Wah Kwong. The VLCC has an estimated purchase price of approximately  $98 million (of which the Company’s 50% portion is  $49 million), excluding capitalized interest and other miscellaneous construction costs. The vessel is expected to deliver during the second quarter of 2013. As at December 31, 2010, the remaining payments required to be made under this newbuilding contract, including the Wah Kwong’s 50% share, was  $nil (2011),  $39.2 million (2012) and  $39.2 million (2013). As of December 31, 2010, the Joint Venture did not have any financing arrangements for these expenditures. Teekay Tankers and Wah Kwong have each agreed to finance 50% of the costs to acquire the VLCC that are not financed with commercial bank financing. As of December 31, 2010, Teekay Tankers had advanced  $9.8 million to the Joint Venture and the amount is recorded in loans to joint ventures in the consolidated balance sheet. A third party has agreed to time-charter the vessel for a term of five years at a daily rate and has also agreed to pay the Joint Venture 50% of any additional amounts if the daily rate of any sub-charter earned by the third party exceeds a certain threshold.

c) Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

d) Redeemable Non-Controlling Interest

During year ended December 31, 2010, an unrelated party contributed a shuttle tanker with a value of  $35.0 million to a subsidiary of Teekay Offshore in exchange for a 33% equity interest in the subsidiary. The equity issuance resulted in a dilution loss of  $7.4 million. The non-controlling interest owner of Teekay Offshore’s 67% owned subsidiary holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at December 31, 2010.

e) Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2010
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
17.	Supplemental Cash Flow Information
a)	The changes in operating assets and liabilities for the years ended December 31, 2010, 2009 and 2008, are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$

Accounts receivable	(10,203)	64,886	(50,851)
Prepaid expenses and other assets	2,352	35,006	30,161
Accounts payable	(12,252)	(2,731)	(29,718)
Accrued and other liabilities	65,518	26,240	21,592
Other long-term liabilities	—	25,254	—

	45,415	148,655	(28,816)

b)
Cash interest paid, including realized interest rate swap settlements, during the years ended December 31, 2010, 2009, and 2008, totaled  $271.3 million,  $263.1 million and  $372.2 million, respectively.

c)
On December 31, 2008, Teekay Nakilat (III) and QGTC Nakilat (1643-6) Holdings Corporation (or QGTC 3) assigned their interest rate swap obligations to the RasGas 3 Joint Venture for no consideration. This transaction was treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

d)
On December 31, 2008, Teekay Nakilat (III) and QGTC 3 assigned their external long-term debt of  $867.5 million and related deferred debt issuance costs of  $4.1 million to the RasGas 3 Joint Venture. As a result of this transaction, the Company’s long-term debt decreased by  $867.5 million and other assets decreased by  $4.1 million offset by a decrease in the Company’s advances to the RasGas 3 Joint Venture. These transactions were treated as non-cash transactions in the Company’s consolidated statement of cash flows.

e)
During the year ended December 31, 2010, an unrelated party contributed a shuttle tanker with a value of  $35.0 million to a subsidiary of the Company in exchange for a 33% equity interest in the subsidiary as described in Note 16(d) to these consolidated financial statements. This contribution has been treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

Vessel Sales and Write-downs on Vessels and Equipment	12 Months Ended
Dec. 31, 2010
Vessel Sales and Write-downs on Vessels and Equipment [Abstract]
Vessel Sales and Write-downs on Vessels and Equipment
18.	Vessel Sales and Write-downs on Vessels and Equipment
a) Vessel Sales

In February 2010, the Company sold a 1992-built Aframax tanker, which was presented on the December 31, 2009 consolidated balance sheet as vessel held for sale. The Company realized a loss of  $0.2 million as a result of this vessel sale. In April 2010, the Company sold a 1995-built Aframax tanker for  $17.3 million, which approximated the vessel net book value. In August 2010, the Company sold a 1995-built Aframax tanker and a 1990-built Product tanker for  $17.2 million and  $4.0 million, respectively. The Company realized a loss of  $1.9 million as a result of the sale of the Aframax tanker. The proceeds from the sale of the Product tanker approximated the vessel net book value. These vessels were part of the Company’s conventional tanker segment. In November 2010, the Company sold a 2000-built LPG tanker for  $21.6 million. The Company realized a gain of  $4.3 million as a result of the sale of this vessel. The vessel was part of the Company’s liquefied gas segment.

In January and February 2009, the Company sold a 2009-built product tanker and a 1993-built Aframax tanker, respectively, through a sale-leaseback agreement. The Company realized a gain of  $17.7 million as a result of these transactions, of which  $17.6 million was deferred and will be amortized over the four-year term of the bareboat charter leaseback. In May 2009, the Company sold a 2007-built product tanker and a 2005-built product tanker and realized a gain of  $29.8 million as a result of these transactions. In July and September 2009, the Company sold a 1992-built Aframax tanker and a 1989-built product tanker, respectively. These two vessels were written-down by  $7.1 million and  $4.0 million, respectively, to their fair market value less costs to sell. The vessels sold in 2009 were part of the Company’s conventional tanker segment.

During 2008, the Company sold three Handy-size product tankers, a medium-range product tanker, an Aframax tanker, and a Suezmax tanker. The vessels sold in 2008 were part of the Company’s conventional tanker segment. As a result of these sales, the Company realized a gain of  $53.7 million. In addition, the Company sold its 50% interest in the Swift Product Tanker Pool, which included the Company’s interest in its ten in-chartered intermediate product tankers and realized a gain of  $44.4 million.

b) Vessels and Equipment Write-downs

The Company’s consolidated statements of income (loss) for the year ended December 31, 2010 include a total write-down of  $19.4 million for impairment of certain shuttle tanker equipment and one 1992-built shuttle tanker, as both the shuttle equipment and shuttle tanker carrying values exceeded their estimated fair values using Level 2 of the fair value hierarchy. Due to economic developments, it was determined in the third quarter of 2010 that certain shuttle tanker equipment may not generate the future cash flows that were anticipated when originally purchased. The shuttle equipment carrying value of  $13.5 million at December 31, 2010 is the fair value as of the date the impairment was taken. No further impairment indicators were noted as at December 31, 2010. The shuttle tanker equipment was purchased for use in future shuttle tanker conversions or new shuttle tankers. During the fourth quarter of 2010, the carrying value of the 1992-built shuttle tanker was written-down to its estimated fair value of  $11.0 million at December 31, 2010. The two write-downs are included in the Company’s shuttle tanker and FSO segment.

The Company’s consolidated statements of income (loss) for the year ended December 31, 2009 includes a  $24.2 million write-down for impairment of three older vessels due to lower fair values compared to carrying values, of which two vessels were sold at the end of 2009. The Company used recent sale prices of similar age and size of vessels to determine the fair value. The remaining vessel was presented on the consolidated balance sheet as vessels held for sale as at December 31, 2009.

The Company’s consolidated statements of income (loss) for the year ended December 31, 2008 includes a  $40.4 million write-down for impairment of certain older vessels due to lower fair values compared to carrying values. The Company used discounted cash flows to determine the fair value.

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings (Loss) Per Share
19.	Earnings (Loss) Per Share

	Year ended	Year ended	Year ended
	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$

Net (loss) income attributable to stockholders’ of Teekay Corporation	(267,287)	128,412	(469,455)

Weighted average number of common shares	72,862,617	72,549,361	72,493,429
Dilutive effect of stock-based compensation	—	509,470	—

Common stock and common stock equivalents	72,862,617	73,058,831	72,493,429

(Loss) earnings per common share:
- Basic	(3.67)	1.77	(6.48)
- Diluted	(3.67)	1.76	(6.48)

The anti-dilutive effect attributable to outstanding stock-based compensation is excluded from the calculation of diluted (loss) earnings per common share. For the years ended December 31, 2010, 2009 and 2008, the anti-dilutive effect attributable to outstanding stock-based compensation was 6.1 million, 4.3 million and 4.8 million shares, respectively.

Restructuring Charges	12 Months Ended
Dec. 31, 2010
Restructuring Charges [Abstract]
Restructuring Charges
20.	Restructuring Charges

During 2010, the Company incurred  $16.4 million of restructuring costs. The restructuring costs were primarily related to the reflagging of certain vessels, crew changes, and global staffing changes. At December 31, 2010,  $0.1 million of restructuring liability were recorded in accrued liabilities on the consolidated balance sheets.

During 2009, the Company incurred  $14.4 million of restructuring costs. The restructuring costs were primarily comprised of the reflagging of certain vessels, transfer of certain ship management functions from the Company’s office in Spain to a subsidiary of Teekay, global staffing changes and closure of one of the Company’s three offices in Norway. At December 31, 2009,  $2.0 million of restructuring liability were recorded in accrued liabilities on the consolidated balance sheets.

During 2008, the Company incurred  $15.6 million of restructuring costs. The restructuring costs were primarily comprised of the closure of one of the Company’s three offices in Norway, global staffing changes, reorganization of a business unit, and the crew change on the Samar Spirit from Australian crew to International crew.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
21.	Income Taxes

Teekay and a majority of its subsidiaries are not subject to income tax in the jurisdictions in which they are incorporated because they do not conduct business or operate in those jurisdictions. However, among others, the Company’s Australian ship-owing subsidiaries and its Norwegian subsidiaries are subject to income taxes.

The significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,	December 31,
	2010	2009
	$	$
Deferred tax assets:
Vessels and equipment	18,998	—
Tax losses carried forward (1)	261,029	233,659
Other	78,178	81,283

Total deferred tax assets	358,205	314,942

Deferred tax liabilities:
Vessels and equipment	122,263	109,884
Long-term debt	31,077	29,599
Unrealized foreign exchange and other	2,900	3,689

Total deferred tax liabilities	156,240	143,172
Net deferred tax assets	201,965	171,770
Valuation allowance	(184,964)	(176,882)

Net deferred tax assets (liabilities)	17,001	(5,112)

(1)
Substantially all of the Company’s net operating loss carryforwards of  $989.5 million relate to its Australian ship-owning subsidiaries and its Norwegian subsidiaries. These net operating loss carryforwards are available to offset future taxable income in the respective jurisdictions, and can be carried forward indefinitely.

The components of the provision for income taxes are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$
Current	(13,129)	(28,312)	(796)
Deferred	19,468	5,423	56,972

Income tax (expense) recovery	6,340	(22,889)	56,176

The Company operates in countries that have differing tax laws and rates. Consequently, a consolidated weighted average tax rate will vary from year to year according to the source of earnings or losses by country and the change in applicable tax rates. Reconciliations of the tax charge related to the relevant year at the applicable statutory income tax rates and the actual tax charge related to the relevant year are as follows:

	Year Ended	Year Ended	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
	$	$	$
Net (loss) income before taxes	(172,975)	232,666	(516,070)
Net (loss) income not subject to taxes	(416,684)	550,299	(712,237)

Net (loss) income subject to taxes	243,709	(317,633)	196,167

At applicable statutory tax rates	57,737	(89,395)	46,893
Permanent and currency differences	(76,094)	109,857	(46,426)
Adjustments to valuation allowances and uncertain tax positions	12,442	1,623	(54,474)
Other	(425)	804	(2,169)

Tax (recovery) expense charge related to the current year	(6,340)	22,889	(56,176)

The following is a roll-forward of the Company’s unrecognized tax benefits, recorded in other long-term liabilities, from January 1, 2008 to December 31, 2010:

	2010	2009	2008

Balance of unrecognized tax benefits as at January 1	40,943	17,296	8,630
Increase for positions taken in prior years	4,037	—	7,171
Increase for positions related to the current year	8,979	27,552	6,495
Decreases for positions taken in prior years	(4,557)	(3,905)	(5,000)
Decreases related to statute of limitations	(4,100)	—	—

Balance of unrecognized tax benefits as at December 31	45,302	40,943	17,296

The majority of the net increase for positions for the year ended December 31, 2010 relates to potential tax on freight income.

The Company does not presently anticipate such uncertain tax positions will significantly increase or decrease in the next 12 months; however, actual developments could differ from those currently expected. The tax years 2006 through 2009 remain open to examination by some of the major taxing jurisdictions in which the Company is subject to tax.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The interest and penalties on unrecognized tax benefits are included in the roll-forward schedule above and are approximately  $1.2 million in 2010,  $8.5 million in 2009 and  $1.4 million in 2008.

Pension Benefits	12 Months Ended
Dec. 31, 2010
Pension Benefits [Abstract]
Pension Benefits
22.	Pension Benefits
a)	Defined Contribution Pension Plans

With the exception of the Company’s employees in Norway and certain of its employees in Australia, the Company’s employees are generally eligible to participate in defined contribution plans. These plans allow for the employees to contribute a certain percentage of their base salaries into the plans. The Company will match all or a portion of the employees’ contributions, depending on how much each employee contributes. During the years ended December 31, 2010, 2009 and 2008, the amount of cost recognized for its defined contribution pension plans was  $17.1 million,  $15.0 million and  $19.8 million, respectively.

b)	Defined Benefit Pension Plans

The Company has a number of defined benefit pension plans (or the Plans) which primarily cover its employees in Norway and certain employees in Australia. As at December 31, 2010, approximately 73% of the defined benefit pension assets are held by the Norwegian plans and approximately 27% are held by the Australia plan. The pension assets in the Norwegian plans have been guaranteed a minimum rate of return by the provider, thus reducing potential exposure to the Company to the extent the counterparty honors its obligations. Potential exposure to the Company has also been reduced, particularly for the Australian plans, as a result of certain of its time-charter and management contracts that allow the Company, under certain conditions, to recover pension plan costs from its customers.

In 2010, the Norwegian Parliament enacted a new multi-employer early retirement plan for the private sector in Norway, which was effective January 1, 2011. As a result of the legislation, the Company was substantially released from its obligation under the Company’s prior early retirement plan (a single-employer defined benefit pension plan) and the Company recorded income of  $3.7 million in the consolidated statement of income (loss). An employer participating in a multi-employer plan recognizes as net pension cost the required contribution for the period, which includes both cash and the fair market value of non-cash contributions, and recognizes as a liability any unpaid contributions required for the period.

The following table provides information about changes in the benefit obligation and the fair value of the Plans assets, a statement of the funded status, and amounts recognized on the Company’s balance sheets:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	$	$
Change in benefit obligation:
Beginning balance	114,256	107,771
Service cost	8,345	9,406
Interest cost	5,148	4,672
Contributions by plan participants	579	215
Actuarial loss (gain)	730	(16,474)
Benefits paid	(7,333)	(10,299)
Settlements and curtailments	(4,937)	(2,957)
Foreign currency exchange rate changes	3,635	22,332
Other	300	(410)

Ending balance	120,723	114,256

Change in fair value of plan assets:
Beginning balance	95,495	73,377
Actual return on plan assets	125	2,968
Contributions by the employer	11,649	14,833
Contributions by plan participants	579	215
Benefits paid	(7,259)	(9,650)
Settlements and curtailments	(1,314)	(2,059)
Foreign currency exchange rate changes	3,110	16,099
Other	(300)	(288)

Ending balance	102,085	95,495

Funded status	(18,638)	(18,761)

Amounts recognized in the balance sheets:
Other long-term liabilities	18,638	18,761
Accumulated other comprehensive (loss) income:
Net actuarial losses (1)	(18,279)	(10,893)
Transition obligation	—	(67)
Prior service costs	—	(259)

(1)	As at December 31, 2010, the estimated amount that will be amortized from accumulated other comprehensive (loss) income into net periodic benefit cost in 2011 is $(0.5) million.

As of December 31, 2010 and 2009, the accumulated benefit obligation for the Plans was  $114.3 million and  $84.6 million, respectively. The following table provides information for those pension plans with a benefit obligation in excess of plan assets and those pension plans with an accumulated benefit obligation in excess of plan assets:

	December 31, 2010	December 31, 2009
	$	$

Benefit obligation	72,180	92,465
Fair value of plan assets	53,421	71,714

Accumulated benefit obligation	62,405	7,943
Fair value of plan assets	39,134	2,496
The components of net periodic pension cost relating to the Plans for the years ended December 31, 2010, 2009 and 2008 consisted of the following:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$

Net periodic pension cost:
Service cost	8,616	9,753	11,230
Interest cost	5,091	4,548	5,901
Expected return on plan assets	(5,431)	(4,624)	(6,891)
Amortization of net actuarial loss	281	1,394	15
Prior service costs	—	—	(2,682)
Other	(3,390)	184	62

Net cost	5,167	11,255	7,635

The components of other comprehensive (income) loss relating to the Plans for the years ended December 31, 2010, 2009 and 2008 consisted of the following:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
	$	$	$

Other comprehensive (income) loss:
Net loss (gain) arising during the period	5,711	(13,524)	20,705
Amortization of net actuarial loss (gain)	1,026	(1,394)	(15)
Other loss (gain)	390	(785)	(45)

Total loss (income)	7,127	(15,703)	20,645

The Company estimates that it will make contributions into the Plans of  $10.6 million during 2011. The following table provides the estimated future benefit payments, which reflect expected future service, to be paid by the Plans:

Pension Benefit
Payments
Year	$

2011	7,842
2012	4,938
2013	6,565
2014	5,236
2015	6,812
2016 — 2020	29,149

Total	60,542

The fair value of the plan assets, by category, as of December 31, 2010 and 2009 were as follows:

	December 31,	December 31,
	2010	2009
	$	$

Pooled Funds (1)	74,826	71,883
Mutual Funds (2)
Equity investments	13,073	12,751
Debt securities	3,197	6,487
Real estate	2,327	1,630
Cash and money market	1,034	625
Other	7,628	2,119

Total	102,085	95,495

(1)
The Company has no control over the investment mix or strategy of the pooled funds. The pooled funds guarantee a minimum rate of return. If actual investment returns are less than the guarantee minimum rate, then the provider’s statutory reserves are used to top up the shortfall. The pooled funds primarily invest in hold to maturity bonds, real estate and other fixed income investments, which provide a stable rate of return.

(2)
The mutual funds primary aim is to provide investors with an exposure to a diversified mix of predominantly growth oriented assets (70%) with moderate to high volatility and some defensive assets (30%).

The investment strategy for all plan assets is generally to actively manage a portfolio that is diversified amongst asset classes, markets and regions. Certain of the investment funds do not invest in companies that do not meet certain socially responsible investment criteria. In addition to diversification, other risk management strategies employed by the investment funds include gradual implementation of portfolio adjustments and hedging currency risks.

The Company’s plan assets are primarily invested in commingled funds holding equity and debt securities, which are valued using the net asset value (or NAV), provided by the administrator of the fund. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares or units outstanding. Commingled funds are classified within Level 2 of the fair value hierarchy as the NAV’s are not publicly available.

The Company has a pension committee that is comprised of various members of senior management. Among other things, the Company’s pension committee oversees the investment and management of the plan assets, with a view to ensuring the prudent and effective management of such plans. In addition, the pension committee reviews investment manager performance results annually and approves changes to the investment manager.

The weighted average assumptions used to determine benefit obligations at December 31, 2010 and 2009 were as follows:

	December 31, 2010	December 31, 2009

Discount rates	4.4%	5.0%
Rate of compensation increase	4.6%	4.7%
The weighted average assumptions used to determine net pension expense for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Discount rates	4.4%	5.0%	4.1%
Rate of compensation increase	4.6%	4.7%	4.6%
Expected long-term rates of return (1)	5.7%	6.0%	6.0%

(1)
To the extent the expected return on plan assets varies from the actual return, an actuarial gain or loss results. The expected long-term rates of return on plan assets are based on the estimated weighted-average long-term returns of major asset classes. In determining asset class returns, the Company takes into account long-term returns of major asset classes, historical performance of plan assets, as well as the current interest rate environment. The asset class returns are weighted based on the target asset allocations.

Joint Ventures	12 Months Ended
Dec. 31, 2010
Joint Ventures [Abstract]
Joint Ventures
23.	Joint Ventures

The Company has joint venture interests of 33%, 40%, and 50%, respectively, in the Angola LNG Project (see Note 16b), Ikdam Production, and SkaugenPetroTrans. The Wah Kwong Joint Venture is a joint venture arrangement between Teekay Tankers and Wah Kwong whereby Teekay Tankers holds a 50% interest (see Note 16b). The RasGas 3 Joint Venture is a joint venture arrangement between Teekay LNG and QGTC 3 whereby Teekay LNG holds a 40% interest. The RasGas 3 Joint Venture owns four LNG carriers and related long-term fixed-rate time-charters to service the expansion of a LNG project in Qatar.

In November 2010, Teekay LNG acquired a 50% interest in companies that own two LNG carriers (collectively, the Exmar Joint Venture) from Exmar NV for a total purchase price of approximately  $72.5 million. Teekay LNG financed  $37.3 million of the purchase price by issuing to Exmar NV 1.1 million new common units with the balance financed by drawing on one of Teekay LNG’s revolving credit facilities. As part of the transaction, Teekay LNG agreed to guarantee 50% of the  $206 million of debt secured by the Exmar Joint Venture. Exmar NV retains a 50% ownership interest in the Exmar Joint Venture. The two vessels acquired are the 2002-built Excalibur, a conventional LNG carrier, and the 2005-built Excelsior, a specialized gas carrier which can both transport and regasify LNG onboard. Both vessels are on long-term, fixed-rate charter contracts to Excelerate Energy LP for firm periods until 2022 and 2025, respectively.

A condensed summary of the Company’s investments in and advances to joint ventures which are accounted for under the equity method are as follows (in thousands of dollars, except percentages):

	Ownership	December 31,	December 31,
Investments in Joint Ventures	Percentage	2010	2009
RasGas 3 Joint Venture	40%	98,207	91,487
Exmar Joint Venture	50%	74,504	—
SkaugenPetroTrans Joint Venture	50%	32,721	34,358
Other	33% to 50%	2,201	13,945

Total		207,633	139,790

	Ownership	December 31,	December 31,
Long-term Loans to Joint Ventures	Percentage	2010	2009
Wah Kwong Joint Venture	50%	9,830	—
Ikdam Production Joint Venture	40%	3,116	6,128
RasGas 3 Joint Venture	40%	—	1,646
Other	33% to 50%	—	7,415

Total		12,946	15,189

A condensed summary of the Company’s financial information for joint ventures (33% to 50% owned) accounted for by the equity method are as follows:

	December 31,	December 31,
	2010	2009
Current assets	135,087	90,898
Non-current assets	1,867,161	1,295,034
Current liabilities	106,858	87,787
Non-current liabilities	1,507,800	1,057,368

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2010	2009	2008
Revenues	232,516	238,838	239,524
Income from vessel operations	91,290	97,708	55,591
Net (loss) income	(44,794)	136,444	(52,556)

For the year ended December 31, 2010, the Company recorded equity (loss) income of  $(11.3) million (2009 —  $52.2 million). This amount is included in equity (loss) income from joint ventures in the consolidated statements of income (loss). The income or loss was primarily comprised of the Company’s share of net (loss) income from the Angola LNG Project and from the RasGas 3 Joint Venture. For the year ended December 31, 2010,  $(26.3) million of the equity (loss) gain relates to the Company’s share of unrealized (loss) gain on interest rate swaps associated with these projects (2009 —  $32.4 million).

Accounting Pronouncements Not Yet Adopted	12 Months Ended
Dec. 31, 2010
Accounting Pronouncements Not Yet Adopted [Abstract]
Accounting Pronouncements Not Yet Adopted
24.	Accounting Pronouncements Not Yet Adopted

In September 2009, the FASB issued an amendment to FASB ASC 605, Revenue Recognition, that provides for a new methodology for establishing the fair value for a deliverable in a multiple-element arrangement. When vendor specific objective or third-party evidence for deliverables in a multiple-element arrangement cannot be determined, the Company will be required to develop a best estimate of the selling price of separate deliverables and to allocate the arrangement consideration using the relative selling price method. This amendment became effective for the Company on January 1, 2011. The adoption of this standard will not have a material impact on the Company’s consolidated financial statements.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
25.	Subsequent Events
a)
In January and February 2011, the Company paid  $92.7 million to the counterparties of five interest rate swap agreements in consideration for amending the terms of such agreements to reduce the weighted average fixed interest rate from 5.1% to 2.5%. The amount paid will be reflected in the Company’s 2011 consolidated financial statements as a reduction in the outstanding liability of the interest rate swaps, which are accounted for at fair value.

b)
In February 2011, Teekay Tankers completed a public offering of 9.9 million common shares of its Class A Common Stock (including 1.3 million common shares issued upon the exercise of the underwriter’s overallotment option) at a price of  $11.33 per share, for gross proceeds of approximately  $112.1 million. As a result, Teekay’s ownership of Teekay Tankers was reduced to 26.0%. Teekay maintains voting control of Teekay Tankers through its ownership of shares of Teekay Tankers’ Class A and Class B common stock and continues to consolidate this subsidiary.

c)
In February 2011, the Company made a loan of approximately  $70 million to a third party ship-owner. This loan bears interest at an interest rate of 9% per annum and has a fixed term of three years. The loan is repayable in full on maturity and is collateralized by a first priority mortgage on a 2011-built VLCC owned by the ship-owner.

d)
In March 2011, Teekay sold its remaining 49% interest in OPCO to Teekay Offshore for  $390 million. Teekay received a combination of  $175 million in cash (less  $15 million in distributions made by OPCO to Teekay between December 31, 2010 and the date of acquisition) and 7.6 million new Teekay Offshore common units and associated general partner interest. The transaction was approved in March 2011 by the Board of Directors of Teekay Offshore’s general partner and by its Conflicts Committee. The sale increased Teekay Offshore’s ownership of OPCO from 51% to 100%. As a result, Teekay’s ownership of Teekay Offshore was increased to 36.9% (including the Company’s 2% general partner interest). Teekay maintains control of Teekay Offshore by virtue of its control of the general partner and will continue to consolidate the subsidiary.

e)
In April 2011, Teekay LNG completed a public offering of 4.3 million common units (including 0.6 million common units issued upon the partial exercise of the underwriter’s overallotment option) at a price of  $38.88 per unit, for gross proceeds (including the general partner’s proportionate capital contribution) of approximately  $168.7 million. As a result, Teekay’s ownership of Teekay LNG was reduced to 43.6% (including the Company’s 2% general partner interest. Teekay maintains control of Teekay LNG by virtue of its control of the general partner and will continue to consolidate the subsidiary.